UNITED STATES

 SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

 (Amendment No. )

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Griffin Institutional Access Real Estate Fund

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Griffin Institutional Access Real Estate Fund

 Griffin Capital Plaza

1520 E. Grand Avenue

 El Segundo, California 90245

 Tel (310) 469-6100

January 24, 2022

Dear Shareholder:

Enclosed are a Notice and a Proxy Statement concerning a Special Meeting of Shareholders (the “Special Meeting”) of Griffin Institutional Access Real Estate Fund (the “Fund”). At the Special Meeting, shareholders of the Fund will be asked to approve: (i) a new Management Agreement (the “New Management Agreement”) between the Fund and the Fund’s investment adviser, Griffin Capital Advisor, LLC (the “Adviser”); (ii) a new Investment Sub-Advisory Agreement (the “New CenterSquare Agreement”) between the Adviser and CenterSquare Investment Management LLC (“CenterSquare”); and (iii) a new Investment Sub-Advisory Agreement (the “New Aon Agreement”, and, together with the New Management Agreement and the New CenterSquare Agreement, the “New Agreements”) between the Adviser and Aon Investments USA Inc. (“Aon”).

On December 2, 2021, Griffin Capital, LLC (“Griffin Capital”), the indirect parent of the Adviser, and Apollo Global Management, Inc. (“AGMI”) announced that they agreed that AGMI will acquire the US wealth distribution and asset management businesses of Griffin Capital in an all-stock transaction. AGMI and Griffin Capital intend to close the acquisition of the asset management businesses of Griffin Capital (the “Transaction”) in the first half of 2022 (such closing time, the “Effective Date”). The Transaction will result in a change in control of the Adviser, which may be deemed an “assignment” under the Investment Company Act of 1940, as amended (the “1940 Act”), that results in an automatic termination of the Fund’s previous Management Agreement with the Adviser (the “Prior Management Agreement”) on the Effective Date. The prior investment sub-advisory agreement for the Fund between the Adviser and CenterSquare (the “Prior CenterSquare Agreement”) and the prior investment sub-advisory agreement for the Fund between the Adviser and Aon (the “Prior Aon Agreement” and, together with the Prior Management Agreement and the Prior CenterSquare Agreement, the “Prior Agreements”) will also terminate on the Effective Date as a result of the termination of the Prior Management Agreement.

Over the course of several meetings commencing on December 14, 2021, the Board of Trustees of the Fund (the “Board”) received and reviewed information from the Adviser, Griffin Capital, and AGMI regarding the Transaction. At a special meeting of the Board held on December 22, 2021, the Board reviewed and considered information provided by the Adviser and Griffin Capital and AGMI that it had requested regarding the proposed New Management Agreement with the Adviser as the investment adviser to the Fund. Subsequently, at a special meeting of the Board held on December 28, 2021, which was called for the purpose of considering the New Management Agreement, the Board, after meeting in executive session with counsel and further discussion with representatives of the Adviser and Griffin Capital, approved the New Management Agreement, subject to shareholder approval, in order for the Adviser to continue to provide services to the Fund without disruption. Also on December 22, 2021 and December 28, 2021, respectively, the Board considered and approved both the New Aon Agreement and the New CenterSquare Agreement, subject to shareholder approval, in order for Aon and CenterSquare to continue to provide services to the Fund without disruption. Under the 1940 Act, a new advisory agreement or sub-advisory agreement generally requires approval by a majority of such investment company’s outstanding voting securities, as defined in the 1940 Act, before it can go into effect. Therefore, the Board has called the Special Meeting to seek shareholder approval of the New Agreements in order to ensure that the Adviser, CenterSquare, and Aon can continue to provide uninterrupted service as the adviser and sub-advisers, respectively, to the Fund after the Effective Date.

There will be no increase in the advisory fee payable by the Fund to the Adviser and no increases in the sub-advisory fees payable by the Adviser to CenterSquare and Aon, respectively, as consequences of the Transaction, and the advisory fee and sub-advisory fees payable to the Adviser, CenterSquare and Aon under the New Agreements will be the same as that payable to the Adviser, CenterSquare and Aon under the Prior Agreements. The New Agreements are substantially similar in all material respects to the Prior Agreements, and the Fund’s investment strategy, management policies, and portfolio managers will not change in connection with the implementation of the New Agreements.

After careful review, the Board has unanimously approved the New Agreements, subject to shareholder approval, and recommends that you read the enclosed materials carefully and then vote to approve the New Agreements.

Your vote is extremely important, no matter how large or small your Fund holdings.

 To vote, you may use any of the following methods:

●	By Mail. Please complete, date and sign the enclosed proxy card and mail it in the enclosed postage-paid envelope.

●	By Internet. Have your proxy card available. Go to www.proxyvote.com. Follow the instructions on the website.

●	By Telephone. Have your proxy card available. Call 1-800-690-6903. Follow the recorded instructions. If you would like to speak to a live representative and cast your vote, please call 1-855-976-3332.

●	By Attending the Virtual Meeting. Any shareholder who attends the Special Meeting virtually may vote by ballot at the Special Meeting.

We encourage you to vote through the internet or by telephone using the number that appears on your proxy card. If you later decide to attend the Special Meeting, you may revoke your proxy and vote your shares virtually at the Special Meeting. Whichever voting method you choose, please take the time to read the full text of the Proxy Statement before you vote. If you have any questions before you vote, please call Broadridge Financial Solutions, Inc., toll free at 1-855-976-3332.

Thank you for your response and for your continued investment with the Fund.

Sincerely,

/s/ Randy Anderson

Dr. Randy Anderson
Chairman and Secretary
Griffin Institutional Access Real Estate Fund

Griffin Institutional Access Real Estate Fund

Griffin Capital Plaza

 1520 E. Grand Avenue

El Segundo, California 90245

 Tel (310) 469-6100

NOTICE OF SPECIAL MEETING

January 24, 2022

Griffin Institutional Access Real Estate Fund (the “Fund”) will hold a Special Meeting of Shareholders of the Fund on March 15, 2022 at 10:00 a.m. Pacific time (the “Special Meeting”). The Special Meeting will be held virtually by means of a live webcast for the following purposes:

1.	To approve a new Management Agreement between the Fund and Griffin Capital Advisor, LLC; and

2.	To approve a new Investment Sub-Advisory Agreement for the Fund between Griffin Capital Advisor, LLC and CenterSquare Investment Management LLC; and

3.	To approve a new Investment Sub-Advisory Agreement for the Fund between Griffin Capital Advisor, LLC and Aon Investments USA Inc.; and

4.	To transact such other business as may properly come before the Special Meeting or any adjournments or postponements thereof.

Shareholders will be able to attend the Special Meeting online, submit questions during the Special Meeting, and vote their shares electronically. To participate in the Special Meeting, shareholders must register in advance by visiting https://viewproxy.com/Griffin/broadridgevsm/ and submitting the required information to Broadridge Financial Solutions, Inc. (“Broadridge”), the Fund’s proxy tabulator.

Shareholders whose shares are registered directly with the Fund in the shareholder’s name will be asked to submit their name and control number found on the shareholder’s proxy card in order to register to participate in and vote at the Special Meeting. Shareholders whose shares are held by a broker, bank or other nominee must first obtain a “legal proxy” from the applicable nominee/record holder, who will then provide the shareholder with a newly-issued control number. We note that obtaining a legal proxy may take several days. Requests for registration should be received no later than 2:00 p.m. Pacific time, on March 14, 2022, but in any event must be received by the scheduled time for commencement of the Special Meeting. Once shareholders have obtained a new control number, they must visit https://viewproxy.com/Griffin/broadridgevsm/ and submit their name and newly issued control number in order to register to participate in and vote at the Special Meeting.

After shareholders have submitted their registration information, they will receive an email from Broadridge that confirms that their registration request has been received and is under review by Broadridge. Once a shareholder’s registration request has been accepted, the shareholder will receive (i) an email containing an event link and dial-in information to attend the Special Meeting, and (ii) an email with a password to enter at the event link in order to access the Special Meeting. Shareholders may vote before or during the Special Meeting at www.proxyvote.com. Only shareholders of a Fund present virtually or by proxy will be able to vote, or otherwise exercise the powers of a shareholder, at the Special Meeting.

The Special Meeting webcast will begin promptly at 10:00 a.m. (Pacific time). We encourage shareholders to access the Special Meeting prior to the start time. For additional information on how you can attend and participate in the virtual Meeting, please see the instructions below. Because the Special Meeting will be a completely virtual meeting, there will be no physical location for shareholders to attend.

Shareholders of record at the close of business on January 14, 2022 are entitled to notice of and to vote at the Special Meeting or any adjournments or postponements thereof. Returning your proxy does not deprive you of your right to attend the Special Meeting and to vote your shares virtually.

By Order of the Board of Trustees,

/s/ Randy Anderson

Randy Anderson
Chairman and Secretary

El Segundo, California

January 24, 2022

Important Note: Voting your proxy is important. To vote your shares at the Special Meeting (other than virtually at the Special Meeting), a shareholder must return a proxy. The return envelope enclosed with the proxy requires no postage if mailed in the United States. By promptly returning the enclosed proxy, you can help us avoid the necessity and expense of sending follow-up letters to ensure a quorum. If you are unable to attend the Special Meeting, please mark, sign, date, and return the enclosed proxy so that the necessary quorum may be present at the Special Meeting. Proxies may also be submitted by internet and telephone. See “Voting Procedures” in the Proxy Statement for additional information.

Griffin Institutional Access Real Estate Fund

Griffin Capital Plaza

 1520 E. Grand Avenue

 El Segundo, California 90245

Tel (310) 469-6100

PROXY STATEMENT

Special Meeting of Shareholders to be held on March 15, 2022

This Proxy Statement is furnished in connection with a solicitation of proxies by the Board of Trustees (the “Board” or the “Trustees”) of Griffin Institutional Access Real Estate Fund, a Delaware statutory trust (the “Fund” or the “Trust”), to be used at the Special Meeting of Shareholders (the “Special Meeting”) of the Fund to be held on March 15, 2022 at 10:00 a.m. Pacific time, for the purposes set forth in the accompanying notice. The Special Meeting will be held virtually by means of a live webcast.

The Special Meeting will be a virtual meeting conducted exclusively via live webcast starting at 10:00 a.m. (Pacific time). Shareholders will be able to attend the Special Meeting online, submit questions during the Special Meeting, and vote their shares electronically. To participate in the Special Meeting, shareholders must register in advance by visiting https://viewproxy.com/Griffin/broadridgevsm/ and submitting the required information to Broadridge Financial Solutions, Inc. (“Broadridge”), the Fund’s proxy tabulator.

Shareholders whose shares are registered directly with the Fund in the shareholder’s name will be asked to submit their name and control number found on the shareholder’s proxy card in order to register to participate in and vote at the Special Meeting. Shareholders whose shares are held by a broker, bank or other nominee must first obtain a “legal proxy” from the applicable nominee/record holder, who will then provide the shareholder with a newly-issued control number. We note that obtaining a legal proxy may take several days. Requests for registration should be received no later than 2:00 p.m. Pacific time, on March 14, 2022, but in any event must be received by the scheduled time for commencement of the Special Meeting. Once shareholders have obtained a new control number, they must visit https://viewproxy.com/Griffin/broadridgevsm/ and submit their name and newly issued control number in order to register to participate in and vote at the Special Meeting.

After shareholders have submitted their registration information, they will receive an email from Broadridge that confirms that their registration request has been received and is under review by Broadridge. Once a shareholder’s registration request has been accepted, the shareholder will receive (i) an email containing an event link and dial-in information to attend the Special Meeting, and (ii) an email with a password to enter at the event link in order to access the Special Meeting. Shareholders may vote before or during the Special Meeting at www.proxyvote.com. Only shareholders of a Fund present virtually or by proxy will be able to vote, or otherwise exercise the powers of a shareholder, at the Special Meeting.

In light of the rapidly changing developments related to coronavirus (COVID-19), we are pleased to offer our Shareholders a completely virtual Special Meeting, which provides worldwide access and communication, while protecting the health and safety of our shareholders, Trustees, and management. We are committed to ensuring that shareholders will be afforded the same rights and opportunities to participate as they would at an in-person meeting. We will try to answer as many shareholder-submitted questions as time permits that comply with the Special Meeting rules of conduct. However, we reserve the right to edit profanity or other inappropriate language, or to exclude questions that are not pertinent to meeting matters or that are otherwise inappropriate. If substantially similar questions are received, we will group such questions together and provide a single response to avoid repetition.

Shareholders of record of the Fund at the close of business on January 14, 2022 (the “Record Date”) are entitled to receive notice of and to vote at the Special Meeting. Shareholders are entitled to one vote for each Fund share held and fractional votes for each fractional Fund share held. Shareholders of the Fund will vote as a single class on each Proposal.

Proxies in the accompanying form that are signed, returned, and not revoked will be voted at the Special Meeting and at any adjournments or postponements thereof. Where you make a specification by means of a signed proxy, your proxy will be voted in accordance with your specification. If you make no specification on a signed proxy, your proxy will be voted in favor of approving each of the following: (i) the new Management Agreement between the Fund and Griffin Capital Advisor, LLC (the “New Management Agreement”); (ii) the new Investment Sub-Advisory Agreement for the Fund between Griffin Capital Advisor, LLC and CenterSquare Investment Management, LLC (the “New CenterSquare Agreement”); and (iii) the new Investment Sub-Advisory Agreement for the Fund between Griffin Capital Advisor, LLC and Aon Investments USA Inc. (the “New Aon Agreement” and, together with the New Management Agreement and the New CenterSquare Agreement, the “New Agreements”), as summarized below in the Proposals. Unsigned proxies will not be counted as present at the Special Meeting. If the enclosed proxy card is executed and returned, or if you have voted by telephone or through the internet, your vote nevertheless may be revoked after it is received by giving another proxy by mail, by calling the toll-free telephone number, or through the Internet. To be effective, such revocation must be received before the Special Meeting. In addition, any shareholder who attends the Special Meeting virtually may vote at the Special Meeting, thereby canceling any proxy previously given.

The approximate mailing date of this Proxy Statement and the accompanying proxy card is January 31, 2022. Proxies may be submitted by mail, telephone or internet. Please follow the instructions on the enclosed proxy card.

Important Notice Regarding the Availability of Proxy Materials For The Shareholder Meeting to Be Held on March 15, 2022: This Proxy Statement is available at www.proxyvote.com.

GENERAL OVERVIEW

This Proxy Statement presents three Proposals for the Fund, each of which are described in further detail below. The Board recommends that you vote in favor of each Proposal.

Background Information

On December 2, 2021, Griffin Capital, LLC (“Griffin Capital”), the indirect parent of Griffin Capital Advisor, LLC (the “Adviser”), and Apollo Global Management, Inc. (“AGMI”) announced that they agreed that AGMI will acquire the US wealth distribution and asset management businesses of Griffin Capital in an all-stock transaction and had entered into a definitive agreement with respect to the Transaction (the “Transaction Agreement”). AGMI and Griffin Capital intend to close the acquisition of the asset management businesses of Griffin Capital (the “Transaction”) in the first half of 2022 (such closing time, the “Effective Date”).

The Transaction will result in a change in control of the Adviser, which may be deemed an “assignment” under the Investment Company Act of 1940, as amended (the “1940 Act”), that results in an automatic termination of the Fund’s previous Management Agreement with the Adviser (the “Prior Management Agreement”) on the Effective Date. The prior investment sub-advisory agreement for the Fund between the Adviser and CenterSquare Investment Management LLC (“CenterSquare” or a “Sub-Adviser”) (the “Prior CenterSquare Agreement”) and the prior investment sub-advisory agreement for the Fund between the Adviser and Aon Investments USA Inc. (“Aon” or a “Sub-Adviser”) (the “Prior Aon Agreement” and, together with the Prior Management Agreement and the Prior CenterSquare Agreement, the “Prior Agreements”) will also terminate on the Effective Date as a result of the termination of the Prior Management Agreement.

The Fund is not a party to the Transaction Agreement. However, the closing of the Transaction (the “Closing”) is subject to certain conditions, including shareholder approval of each Proposal, as described in this proxy statement. Therefore, if shareholders do not approve the New Agreements, or, if the other conditions in the Transaction Agreement are not satisfied or waived, then the Transaction will not close, and the Prior Agreements will not terminate. If the Transaction does not close, the Adviser, Aon and CenterSquare will continue to manage the Fund under the Prior Agreements. If the Proposals are approved, the New Agreements will be effective on or about the Effective Date.

Summary of Proposals

At the Special Meeting, shareholders of the Fund will be asked:

1.	To approve the New Management Agreement; and

2.	To approve the New CenterSquare Agreement; and

3.	To approve the New Aon Agreement; and

4.	To transact such other business as may properly come before the Special Meeting or any adjournments or postponements thereof.

PROPOSAL 1: APPROVAL OF NEW MANAGEMENT AGREEMENT BETWEEN THE FUND AND GRIFFIN CAPITAL ADVISOR, LLC

Introduction

The Board is recommending the approval of the New Management Agreement between the Fund and Griffin Capital Advisor, LLC.

Over the course of several meetings commencing on December 14, 2021, the Board, including the Independent Trustees, received and reviewed information from the Adviser, Griffin Capital, and AGMI regarding the Transaction. At a special meeting of the Board held on December 22, 2021, the Board reviewed and considered information provided by the Adviser, Griffin Capital, and AGMI that it had requested regarding the proposed New Management Agreement with the Adviser as the investment adviser to the Fund. Subsequently, at a special meeting of the Board held on December 28, 2021, which was called for the purpose of considering the New Management Agreement, the Board, after meeting in executive session with counsel and further discussion with representatives of the Adviser and Griffin Capital, approved the New Management Agreement, subject to shareholder approval, in order for the Adviser to continue to provide services to the Fund without disruption. See “Evaluation by the Fund’s Board” below for a discussion of this approval.

Under the 1940 Act, a new advisory agreement generally requires approval by a majority of such investment company’s outstanding voting securities, as defined in the 1940 Act, before it can go into effect. Therefore, the Board has called the Special Meeting to seek shareholder approval of the New Management Agreement in order to ensure that the Adviser can continue to provide uninterrupted service as the adviser to the Fund. If shareholders approve the Proposals, the New Management Agreement is expected to take effect on the Effective Date.

There will be no increase in the advisory fee payable by the Fund to the Adviser as a consequence of the Transaction, and the advisory fee payable to the Adviser under the New Management Agreement will be the same as that payable to the Adviser under the Prior Management Agreement. The New Management Agreement is substantially similar in all material respects to the Prior Management Agreement, and the Fund’s investment strategy, management policies, and portfolio managers will not change in connection with the implementation of the New Management Agreement.

If sufficient shareholder votes to approve the New Management Agreement are not received in advance of the Effective Date, the Adviser is expected to manage the Fund under an Interim Investment Management Agreement (the “Interim Management Agreement”) for the Fund between the Adviser and the Fund until the earlier of 150 days from the effective date of the Interim Management Agreement or the date on which the New Management Agreement is approved by the shareholders of the Fund. See “The Interim Management Agreement” below.

Information about the Adviser

The Adviser, headquartered at Griffin Capital Plaza, 1520 E. Grand Avenue, El Segundo, California 90245, is an investment advisory firm registered with the U.S. Securities and Exchange Commission (the “SEC”). The Adviser is a Delaware limited liability company formed in August 2013 for the purpose of advising the Fund. Until the Closing, the Adviser is indirectly controlled by Griffin Capital Company, LLC, a Delaware limited liability company, which is controlled by Kevin Shields because he controls more than 25% of the voting interests of Griffin Capital Company, LLC. Upon the Closing, the Adviser will be indirectly wholly owned by AGMI. Under the general supervision of the Fund’s Board, the Adviser carries out the investment and reinvestment of the net assets of the Fund, will furnish continuously an investment program with respect to the Fund, and determines which securities should be purchased, sold or exchanged, subject to the delegation of certain advisory functions to the Sub-Advisers. In addition, the Adviser supervises and provides oversight of the Fund’s service providers.

AGMI is a longstanding and leading global alternative asset manager with approximately $472 billion of assets under management as of June 30, 2021. AGMI operates its three primary business segments, private equity, credit, and real assets, in a fully integrated manner, which AGMI believes is distinct from other comparable alternative investment managers. By collaborating across disciplines, with each business unit contributing to, and drawing from, AGMI’s shared information and experience, AGMI believes the Fund is well-positioned to invest across the asset classes in which the Fund invests pursuant to its investment strategy. The Adviser draws upon AGMI’s more than 30-year history and benefits from the broader firm’s significant capital markets, trading, and research expertise developed through investments in many core sectors in over 200 companies since AGMI’s inception.

The Adviser does not expect any changes to the portfolio managers responsible for the Fund as a result of the Transaction. However, certain members of the Adviser’s Investment Committee may be replaced, as a well as certain officers of the Fund. However, the Adviser does not anticipate that these changes will have any significant impact on the Adviser’s services to the Fund. In addition, the Adviser has no current plans to change the manner in which investments are selected for the Fund’s portfolio. The Adviser does not currently serve as investment adviser or sub-adviser to any registered investment companies that have a similar investment objective or similar investment management policies as the Fund.

The Prior Management Agreement, dated May 12, 2014, was approved by the Fund’s initial shareholder on May 12, 2014.

The names, titles, and principal occupations of the officers of the Adviser are set forth below. The business address for each person listed below is Griffin Capital Plaza, 1520 E. Grand Avenue, El Segundo, California 90245.

Name	Title	Principal Occupation
Kevin A. Shields	Chief Executive Officer	Chairman and Chief Executive Officer, Griffin Capital Company, LLC
Joseph Miller	Chief Financial Officer	Chief Financial Officer and Chief Operating Officer, Griffin Capital Company, LLC,
Spencer Propper	Vice President and Member	Managing Director, Griffin Capital Company, LLC; Chief Operating Officer of Griffin Capital Asset Management Company, LLC
Randy Anderson	Chief Investment Officer and Member	Chief Economist, Griffin Capital Company, LLC; Chief Executive Officer, Griffin Capital Asset Management Company, LLC
Ryan Del Giudice	Chief Compliance Officer	Chief Compliance Officer, Griffin Capital Advisor, LLC

No Independent Trustee has, or has had, any material interest in a material transaction or proposed transaction with the Adviser or AGMI since the beginning of the Fund’s most recently completed fiscal year.

The New Management Agreement

The following discussion is a description of the material terms of the New Management Agreement. The form of the New Management Agreement is attached as Attachment A to this Proxy Statement.

On December 22, 2021 and December 28, 2021, the Board, including the Independent Trustees, considered and approved the New Management Agreement with the Adviser as the investment adviser to the Fund, When evaluating the reasonableness of the New Management Agreement, the Board considered multiple factors related to the reasonableness of the New Management Agreement, as further described below, including the nature of the services provided by the Adviser, as well as the costs of such services and the profits to be realized by the Adviser in providing such services. If the New Management Agreement is approved by shareholders, it is expected to take effect on the Effective Date. Under the New Management Agreement, the Adviser will continue to pursue the investment strategies of the Fund by employing the methodologies described in the Fund’s Prospectus. The services to be provided by the Adviser under the New Management Agreement are the same as the services provided by the Adviser under the Prior Management Agreement.

The New Management Agreement, if approved by shareholders as proposed, will provide that it is effective for an initial two-year period and will be renewed thereafter only so long as such renewal and continuance is specifically approved at least annually by the Board, including a majority of the Independent Trustees. The New Management Agreement may be terminated at any time on at least 60 days’ prior written notice to the Adviser, without the payment of any penalty, (i) by vote of the Trustees or (ii) by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund. The Adviser may terminate the New Management Agreement at any time, without the payment of any penalty, on at least 60 days’ prior written notice to the Fund. In addition, the New Management Agreement provides that it will terminate automatically in the event of its “assignment,” as defined in the 1940 Act.

Pursuant to the New Management Agreement and as under the Prior Management Agreement, the Adviser will receive a monthly management fee computed at the annual rate of 1.50% of the Fund’s daily net assets. During the fiscal year ended September 30, 2021, the Adviser received $59,307,497 in advisory fees from the Fund.

Like the Prior Management Agreement, the New Management Agreement, if approved by shareholders as proposed, will continue to provide that the Adviser is not liable for any error of judgment or for any loss suffered by the Fund in connection with the performance of the New Management Agreement, except a loss resulting from a breach of fiduciary duty with respect to receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or a loss resulting from willful misfeasance, bad faith or gross negligence on the Adviser’s part in the performance of, or from reckless disregard by the Adviser of its obligations and duties under, the New Management Agreement.

The form of the New Management Agreement is attached to this Proxy Statement as Attachment A. Please take the time to read the New Management Agreement. The description of the New Management Agreement in this Proxy Statement is only a summary. If the New Management Agreement with the Adviser is not approved by shareholders, the Board will consider other options, including a new or modified request for shareholder approval of a new investment management agreement.

Evaluation by the Fund’s Board

At meetings of the Board on December 22, 2021 and December 28, 2021, the Board, including the Independent Trustees, discussed and approved the New Management Agreement between the Fund and the Adviser. The Board, including the Independent Trustees, also discussed and approved the Interim Management Agreement for the Fund in order for the Adviser to continue to provide services to the Fund without disruption. The Board, including the Independent Trustees, concluded that approval of the New Management Agreement is in the best interests of the Fund and its shareholders.

In connection with the Board meetings and in accordance with Section 15(c) of the 1940 Act, the Board requested, and the Adviser and AGMI provided, materials relating to the Transaction, the Adviser, and AGMI in connection with the Board’s consideration of whether to approve the New Management Agreement. This included a description of the Transaction and its anticipated effects on the Adviser, as well as information regarding AGMI. The Board noted that the services provided under the New Management Agreement will be identical to those provided under the Prior Management Agreement. In addition, the advisory fee under the New Management Agreement will remain the same as the advisory fee under the Prior Management Agreement. The Adviser confirmed that it anticipated that, under the New Management Agreement, there would be no diminution in services provided by the Adviser to the Fund or changes in the fee payable by the Fund to the Adviser as a result of the Transaction. It was noted that the Board and the Adviser intended to use reasonable best efforts to operate the Fund in compliance with the conditions of the safe harbor in Section 15(f) of the 1940 Act so that 75% or more of the Board was not comprised of “interested persons” (as defined in the 1940 Act) of the Adviser and would remain so for three years following the Effective Date, and that no “unfair burden” (as defined in the 1940 Act) would be imposed on the Fund by the Adviser during the two-year period following the Effective Date.

In considering whether to approve the New Management Agreement, the Trustees reviewed and considered the information they deemed reasonably necessary, including the following material factors discussed in further detail below: (1) the nature, extent, and quality of the services to be provided by the Adviser; (2) the investment performance of the Fund and the Adviser; (3) the costs of the services to be provided and profits to be realized by the Adviser and its affiliates from the relationship with the Fund; (4) the extent to which economies of scale would be realized as the Fund grows and whether advisory fee levels reflect those economies of scale for the benefit of the Fund’s investors; (5) the Adviser’s practices regarding brokerage and portfolio transactions; and (6) the Adviser’s practices regarding possible conflicts of interest.

The Trustees also reviewed a memorandum from the Fund’s legal counsel that summarized the fiduciary duties and responsibilities of the Board in reviewing and approving the New Management Agreement, including the types of information and factors that should be considered in order to make an informed decision.

(1)	The nature, extent, and quality of the services to be provided by the Adviser. The Board received and considered information regarding the fact that the nature, extent, and quality of services to be provided to the Fund by the Adviser under the New Management are the same as under the Prior Management Agreement and are not expected to change as a result of the Transaction. The Trustees considered the responsibilities of the Adviser under the New Management Agreement and reviewed the services provided to the Fund including, without limitation, the Adviser’s procedures for formulating investment recommendations and assuring compliance with the Fund’s investment objectives and limitations, coordination of services for the Fund among the Fund’s service providers, expertise and experience in the field, and efforts to promote the Fund, grow the Fund’s assets, and assist in the distribution of Fund shares. The Trustees noted that the Adviser seeks to achieve the Fund’s investment objective to generate a return comprised of both current income and capital appreciation with moderate volatility and low correlation to the broader markets, through pursuing strategic investing across private institutional real estate investment funds as well as a diversified set of public real estate securities. The Trustees also noted that the Adviser continues its process of allocating between public and private real estate securities and allows the Fund to invest across a diversified set of investment managers and strategies as well as to provide investment exposure across property types and geographies. The Board noted the Adviser’s robust investment process, which has benefited the Fund through negotiation of fee reductions and other benefits for the Fund. The Board concluded that the Fund would continue to benefit from the quality and experience of the Adviser’s investment professionals who will continue to provide services to the Fund after the Transaction as employees of the Adviser. After reviewing the foregoing information and other information in the Adviser’s Memorandum (e.g., the Adviser’s Form ADV and descriptions of the Adviser’s business and compliance program), the Board concluded that the nature, extent, and quality of the services provided by the Adviser to the Fund were satisfactory.

(2)	The investment performance of the Fund and the Adviser. The Trustees noted the Fund’s strong positive performance since its inception. After reviewing the Fund’s performance and other factors, the Board concluded that it was satisfied with the performance of the Fund.

(3)	The costs of the services to be provided by the Adviser. The Trustees evaluated the current and projected asset levels of the Fund; and the overall expenses of the Fund, including the nature and frequency of advisory fee payments.

The Trustees then compared the fees and expenses of the Fund (including the management fee) to other peer funds comparable in terms of the type of fund, the nature of its investment strategy, and its style of investment management, among other factors. The Trustees determined that the base management fee was higher than other funds but noted that other funds had externalized certain services that the Adviser provided (such as research) as part of its management fees and agreed that it was important to consider the entire expense ratio in the comparison. In that regard, they noted that the net expense ratio was below the average of the peer group. The Board considered that other peer funds also utilized less laborious strategies.

The Trustees noted that the Adviser had agreed to an Expense Limitation Agreement, which limits the Fund’s annual operating expenses, that was still in effect and that a new Expense Limitation Agreement with the same terms would be in place along with the New Management Agreement. It was further noted that, while the Expense Limitation Agreement provided for the recoupment of fees waived or reimbursed by the Adviser over a three-year period, the Adviser was no longer receiving any recouped fees and no potential future recoupment would carry over after the Effective Date because fees that were eligible to be recouped were already recouped. The Trustees also considered potential benefits for the Adviser in managing the Fund, including promotion of the Adviser’s name.

Following further consideration and discussion of the foregoing, the Board concluded that the fee paid to the Adviser by the Fund was fair and reasonable in relation to the nature and quality of the services provided by the Adviser and that they reflected charges that were within a range of what could have been negotiated at arm’s length.

(4)	The profits to be realized by the Adviser and its affiliates from the relationship with the Fund. The Trustees reviewed the Adviser’s profitability analysis in connection with its management of the Fund and noted that the Adviser earned what the Board considered to be a reasonable profit from its relationship with the Fund and would continue to do so after the Closing. The Board concluded that the Adviser’s profitability was not excessive.

(5)	The extent to which economies of scale would be realized as the Fund grows and whether advisory fee levels reflect those economies of scale for the benefit of the Fund’s investors. The Trustees considered that the Fund’s fee arrangements with the Adviser involved both the management fee and an Expense Limitation Agreement. The Trustees noted that, while the management fee remains the same at all asset levels, the Fund’s shareholders have benefitted from the Fund’s expense limitation arrangement over time, although the Fund’s assets had grown to a level where the Fund’s expenses fell below the cap set by the arrangement, and as a result the Adviser has been receiving its full fee. The Trustees further noted that prior fee waivers and expense reimbursements borne by the Adviser have aided the Fund’s growth since its inception. The Trustees also noted that the Fund’s shareholders would benefit from economies of scale under the Fund’s agreements with service providers other than the Adviser. Further, the size of the Fund has allowed the Adviser to lead additional negotiations to reduce the Fund’s fees when making investments, which, while time intensive for the Adviser, reflected significant benefits to the Fund. Following further discussion of the Fund’s current and projected asset levels, expectations for growth, and fee levels, the Board determined that the Fund’s fee arrangements were fair and reasonable in relation to the nature and quality of the services provided by the Adviser and that the Expense Limitation Agreement has provided savings for the benefit of the Fund’s investors. It was further noted that the Board approved a new Expense Limitation Agreement to be effective with the New Management Agreement, which would have the same material terms as the prior Expense Limitation Agreement, except for the later termination date of the new Expense Limitation Agreement.

(6)	The Adviser’s practices regarding brokerage and portfolio transactions. The Trustees reviewed the Adviser’s standards, and performance in utilizing those standards, for seeking best execution for Fund portfolio transactions. The Trustees also considered the portfolio turnover rate for the Fund; the process by which evaluations are made of the overall reasonableness of commissions paid; the method and basis for selecting and evaluating the broker-dealers used; any anticipated allocation of portfolio business to persons affiliated with the Adviser; and the extent to which the Fund allocates portfolio business to broker-dealers who provide research, statistical, or other services (“soft dollars”). After further review and discussion, the Board determined that the Adviser’s practices regarding brokerage and portfolio transactions were satisfactory.

(7)	The Adviser’s practices regarding conflicts of interest. The Trustees evaluated the potential for conflicts of interest and considered such matters as the experience and ability of the advisory personnel assigned to the Fund; the basis of decisions to buy or sell securities for the Fund and the Adviser’s other accounts; the method for bunching of portfolio securities transactions; and the substance and administration of the Adviser’s code of ethics. Following further consideration and discussion, the Board indicated that the Adviser’s standards and practices relating to the identification and mitigation of potential conflicts of interests were satisfactory.

Having requested and received such information from the Adviser as the Trustees believed to be reasonably necessary to evaluate the terms of the New Management Agreement, the Board, including the Independent Trustees, approved the New Management Agreement and voted to recommend it to the shareholders of the Fund for approval.

Section 15(f) of the 1940 Act

With respect to the Fund, the Transaction was structured in reliance upon Section 15(f) of the 1940 Act. Section 15(f) of the 1940 Act provides that when a sale of an interest in an investment adviser of a registered investment company occurs that results in an assignment of an investment advisory agreement, the adviser or any of its affiliated persons may receive any amount or benefit in connection with the sale so long as two conditions are satisfied. The first condition of Section 15(f) is that during the three-year period following the completion of the transaction, at least 75% of the investment company’s board of trustees must not be “interested persons” (as defined in the 1940 Act) of the Adviser. Following the contemplated resignation of Mr. Kevin A. Shields, whose resignation will be effective as of the Effective Date, from the Fund’s Board, at least 75% of the Board will not “interested persons”, and the Board has no current intention to change the Board’s composition during the three-year period after the Effective Date in a manner that would cause the Board to fail this requirement. Second, an “unfair burden” (as defined in the 1940 Act) must be not be imposed on the investment company as a result of the transaction relating to the sale of such interest, or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” includes any arrangement during the two-year period after the transaction whereby the adviser (or predecessor or successor adviser), or any “interested person” (as defined in the 1940 Act) of such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for the investment company). The advisory fee under the New Management Agreement will remain the same as the advisory fee under the Prior Management Agreement, and there is no intention to increase the management fee payable to the Adviser during the two-year period after the Effective Date.

Interim Management Agreement

If shareholders have not yet approved the New Management Agreement by the Effective Date, the Adviser and the Fund plan to enter into the Interim Management Agreement. The Interim Management Agreement was considered and approved by the Board, including the Independent Trustees, at Board meetings held on December 22, 2021 and December 28, 2021.

The terms of the Prior Management Agreement, the Interim Management Agreement, and the New Management Agreement are substantially similar. There has not been, and there will not be, an increase in the advisory fee payable by the Fund to the Adviser as a consequence of the Transaction. The services provided by the Adviser under the Interim Management Agreement are identical to the services provided by the Adviser under the Prior Management Agreement.

There are no material differences between the Prior Management Agreement and the Interim Management Agreement, except for the term and termination provisions. In addition, the Interim Management Agreement contains provisions that state that the fee payable by the Fund to the Adviser will be paid into an interest-bearing escrow account with the Fund’s custodian or a bank for the period during which the Interim Management Agreement is in effect. Under the terms of the Interim Management Agreement and in accordance with Rule 15a-4 under the 1940 Act: (i) the term of the Interim Management Agreement is the earlier of 150 days from the effective date of the Interim Management Agreement or the date on which the New Management Agreement is approved by the shareholders of the Fund; and (ii) the Interim Management Agreement may be terminated by the Board on 10 days’ written notice to the Adviser If shareholders of the Fund do not approve the New Management Agreement within 150 days from the date of the Interim Management Agreement, the Adviser will be paid the lesser of: (i) the total amount in the escrow account, including interest earned; or (ii) the costs incurred in providing services under the Interim Management Agreement, including interests earned on that amount held in the escrow account.

Pursuant to the Interim Management Agreement and as under the Prior Management Agreement, the Adviser will receive a monthly management fee computed at the annual rate of 1.50% of the Fund’s daily net assets.

Conclusion

The Board believes approval of the New Management Agreement will benefit the Fund and its shareholders. The Board recommends voting FOR the Proposal. In the event that the Proposal is not approved by the Fund’s shareholders, the Board will then consider what action, if any, should be taken with respect to the Fund.

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REQUIRED VOTE AND THE BOARD’S RECOMMENDATION

The approval of the Proposal requires the affirmative vote of a majority of the Fund’s outstanding voting securities as defined in the 1940 Act. Such a majority means the affirmative vote of the holders of (a) 67% or more of the shares of the Fund present, attending the Special Meeting virtually or presented by proxy, at the Special Meeting, if the holders of more than 50% of the outstanding shares of the Fund are so present, or (b) more than 50% of the outstanding shares of the Fund, whichever is less.

THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” PROPOSAL 1.

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PROPOSAL 2: APPROVAL OF NEW INVESTMENT SUB-ADVISORY AGREEMENT BETWEEN GRIFFIN CAPITAL ADVISOR, LLC AND CENTERSQUARE INVESTMENT MANAGEMENT LLC

Introduction

The Board is recommending the approval of the New CenterSquare Agreement for the Fund between Griffin Capital Advisor, LLC and CenterSquare. CenterSquare is a limited liability company owned by (i) members of CenterSquare’s management; (ii) private funds sponsored by Lovell Minnick Partners LLC, a private equity firm (“Lovell Minnick”); and (iii) certain co-investors. CenterSquare is not affiliated with the Adviser or AGMI.

Over the course of several meetings commencing on December 14, 2021, the Board, including the Independent Trustees received and reviewed information from the Adviser, Griffin Capital, and AGMI regarding the Transaction. At a special meeting of the Board held on December 22, 2021, the Board reviewed and considered information provided by CenterSquare that it had requested regarding the proposed New CenterSquare Agreement between the Adviser and CenterSquare. Subsequently, at a special meeting of the Board held on December 28, 2021, which was called for the purpose of considering the New CenterSquare Agreement, the Board, after meeting in executive session with counsel, approved the New CenterSquare Agreement, subject to shareholder approval, in order for CenterSquare to continue to provide services to the Fund without disruption. Also on December 22, 2021 and December 28, 2021, respectively, the Board considered and approved both the New Aon Agreement and the New CenterSquare Agreement, subject to shareholder approval, in order for Aon and CenterSquare to continue to provide services to the Fund without disruption.

Under the 1940 Act, a new sub-advisory agreement generally requires approval by a majority of such investment company’s outstanding voting securities, as defined in the 1940 Act, before it can go into effect. Therefore, the Board has called the Special Meeting to seek shareholder approval of the New CenterSquare Agreement in order to ensure that CenterSquare can continue to provide uninterrupted service as sub-adviser to the Fund. If shareholders approve this Proposal, the New CenterSquare Agreement is expected to take effect on the Effective Date.

There will be no increase in the advisory fee payable by the Fund to the Adviser as a consequence of the Transaction, and the sub-advisory fee payable by the Adviser to CenterSquare under the New CenterSquare Agreement will be the same as that payable by the Adviser to CenterSquare under the Prior CenterSquare Agreement. The New CenterSquare Agreement is substantially similar in all material respects to the Prior CenterSquare Agreement, and the Fund’s investment strategy, management policies, and portfolio managers will not change in connection with the implementation of the New CenterSquare Agreement. CenterSquare confirmed to the Board that it anticipated that there will be no diminution in the nature, extent or quality of the services provided to the Fund in connection with the implementation of the New CenterSquare Agreement.

If sufficient shareholder votes to approve the New CenterSquare Agreement are not received in advance of the Effective Date, CenterSquare is expected to manage the Fund under an Interim Investment Sub-Advisory Agreement (the “Interim CenterSquare Agreement”) for the Fund between the Adviser and CenterSquare until the earlier of 150 days from the effective date of the Interim CenterSquare Agreement or the date on which the New CenterSquare Agreement is approved by the shareholders of the Fund. See “The Interim CenterSquare Agreement” below.

Information about CenterSquare

CenterSquare, headquartered at 630 West Germantown Pike, Suite 300, Plymouth Meeting, Pennsylvania 19462, is an investment advisory firm registered with the U.S. Securities and Exchange Commission (the “SEC”) specializing in actively managed real estate and infrastructure strategies. CenterSquare is a limited liability company formed under the laws of the State of Delaware. Lovell Minnick-sponsored private funds and certain co-investors own approximately 80% of the equity interests of CenterSquare, and certain members of CenterSquare’s management team own approximately 20% of the equity interests of CenterSquare. The investors in the private funds sponsored by Lovell Minnick include endowments, insurance companies and pension funds, and Lovell Minnick is the general partner of the funds. No single member of CenterSquare’s management team, nor any co-investor, own more than 25% of CenterSquare’s voting securities as of the date of the Proxy Statement.

The Transaction will have no impact on CenterSquare, its personnel or its services to the Fund. CenterSquare or its predecessor, CenterSquare Investment Management, Inc., has served as the Fund’s sub-adviser since the Fund commenced operations on June 30, 2014. The Prior CenterSquare Agreement, dated June 27, 2018, was approved by the Fund’s shareholders on June 27, 2018. CenterSquare has assets under management of approximately $14 billion as of September 30, 2021.

CenterSquare has no current plans to change the manner in which investments are selected for the Fund’s portfolio. CenterSquare assists the Adviser by managing the portion of the Fund’s investment portfolio that is allocated to publicly traded securities, such as common and preferred stocks, and debt securities of issuers that are principally engaged in, or related to, the real estate industry, including those that own significant real estate assets.

CenterSquare does not currently serve as investment adviser or sub-adviser to any registered investment companies that have a similar investment objective or similar investment management policies as the Fund.

The names, titles, and principal occupations of the officers of CenterSquare are set forth below. The business address for each person listed below is 630 West Germantown Pike, Suite 300, Plymouth Meeting, PA 19462.

Name	Title	Principal Occupation
Robert Law	Chief Financial Officer	Chief Financial Officer, CenterSquare
Eric Briddell	Chief Executive Officer and Chief Investment Officer	Chief Executive Officer and Chief Investment Officer, CenterSquare
Mark Greco	Director, Private Real Estate	Director, Private Real Estate, CenterSquare
Frank Ferro	General Counsel Emeritus	General Counsel Emeritus, CenterSquare
David Rabin	Managing Director, Private Real Estate	Managing Director, Private Real Estate, CenterSquare
Scott Maguire	Managing Director, Head of Investor Relations	Managing Director, Head of Investor Relations, CenterSquare
Scott Crowe	Chief Investment Strategist	Chief Investment Strategist, CenterSquare
Dean Frankel	Managing Director, Head of Real Estate Securities	Managing Director, Head of Real Estate Securities, CenterSquare
Deborah Flickinger	Chief Operating Officer	Chief Operating Officer, CenterSquare
Chad Burkhardt	Managing Director, Private Real Estate	Managing Director, Private Real Estate, CenterSquare
Jeffrey Reder	Managing Director, Private Real Estate Debt	Managing Director, Private Real Estate Debt, CenterSquare
Michael Boxer	Managing Director, Private Real Estate Debt	Managing Director, Private Real Estate Debt, CenterSquare
Richard Gorsky	Managing Director, Private Real Estate Debt	Managing Director, Private Real Estate Debt, CenterSquare
Michael Brophy	Chief Compliance Officer	Chief Compliance Officer, CenterSquare
Kevin Robinson	General Counsel	General Counsel, CenterSquare

No Trustee has, or has had, any material interest in a material transaction or proposed transaction with CenterSquare since the beginning of the Fund’s most recently completed fiscal year.

The New CenterSquare Agreement

The following discussion is a description of the material terms of the New CenterSquare Agreement. The form of the New CenterSquare Agreement is attached as Attachment B to this Proxy Statement.

On December 22, 2021 and December 28, 2021, the Board considered and approved the New CenterSquare Agreement. When evaluating the reasonableness of the New CenterSquare Agreement, the Board considered multiple factors related to the reasonableness of the New CenterSquare Agreement, as further described below, including the nature of the services provided by CenterSquare, as well as the costs of such services and the profits to be realized by CenterSquare in providing such services. If the New CenterSquare Agreement is approved by shareholders, it is expected to take effect at the Closing. Under the New CenterSquare Agreement, CenterSquare will continue to pursue the investment strategies of the Fund by employing the methodologies described in the Fund’s Prospectus. The services to be provided by CenterSquare under the New CenterSquare Agreement are the same as the services provided by CenterSquare under the Prior CenterSquare Agreement.

The New CenterSquare Agreement, if approved by shareholders as proposed, will provide that the agreement is effective for an initial two-year period and will be renewed thereafter only so long as such renewal and continuance is specifically approved at least annually by the Board, including a majority of the Independent Trustees. The New CenterSquare Agreement may be terminated at any time on at least 60 days’ prior written notice to CenterSquare, without the payment of any penalty, (i) by vote of the Trustees or (ii) by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund; and further, it may be terminated at any time by the Adviser, on at least 60 days’ prior written notice to CenterSquare, and subject to certain termination conditions as agreed to between the Adviser and CenterSquare. CenterSquare may terminate the New CenterSquare Agreement at any time, without the payment of any penalty, on at least 60 days' prior written notice to the Adviser and the Fund. In addition, the New CenterSquare Agreement provides that it will terminate automatically in the event of its “assignment,” as defined in the 1940 Act.

Pursuant to the New CenterSquare Agreement and as under the Prior CenterSquare Agreement, CenterSquare will receive fees as follows: (i) 0.65% for up to $50 million in assets under advisement, 0.50% for $50 million to $100 million in assets under advisement, and 0.45% for $100 million or more in assets under advisement until assets under advisement by CenterSquare exceed $25 million; and (ii) 0.50% for up to $50 million in assets under advisement, 0.45% for $50 million to $100 million in assets under advisement, 0.40% for $100 million to $150 million in assets under advisement, and 0.35% for $150 million or more in assets under advisement once assets under advisement by CenterSquare exceed $25 million. During the fiscal year ended September 30, 2021, CenterSquare received $3,214,907 in sub-advisory fees from the Adviser.

Like the Prior CenterSquare Agreement, the New CenterSquare Agreement, if approved by shareholders as proposed, will continue to provide that CenterSquare is not liable for any error of judgment or for any loss suffered by the Adviser or the Fund in connection with the performance of the New CenterSquare Agreement, except a loss resulting from a breach of fiduciary duty with respect to receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or a loss resulting from willful misfeasance, bad faith or gross negligence on CenterSquare’s part in the performance of, or from reckless disregard by CenterSquare of its obligations and duties under, the New CenterSquare Agreement.

The form of the New CenterSquare Agreement is attached to this Proxy Statement as Attachment B. Please take the time to read the New CenterSquare Agreement. The description of the New CenterSquare Agreement in this Proxy Statement is only a summary. If the New Sub-Advisory Agreement with CenterSquare is not approved by shareholders, the Board will consider other options, including a new or modified request for shareholder approval of a new investment sub-advisory agreement.

Evaluation by the Fund’s Board

At meetings of the Board on December 22, 2021 and December 28, 2021, the Board, including the Independent Trustees, discussed and approved the New CenterSquare Agreement between the Adviser and CenterSquare. The Board, including the Independent Trustees, also discussed and approved the Interim CenterSquare Agreement for the Fund in order for CenterSquare to continue to provide services to the Fund without disruption. The Board, including the Independent Trustees, concluded that approval of these agreements was in the best interests of the Fund and its shareholders.

In connection with the December 22, 2021 and December 28, 2021 Board meetings and in accordance with Section 15(c) of the 1940 Act, the Board requested, and the Adviser and CenterSquare provided, materials relating to the Board’s consideration of whether to approve the New Sub-Advisory Agreement. This included a description of the Transaction and its anticipated effects on CenterSquare. The Board noted that the services provided under the New CenterSquare Agreement will be identical to those provided under the Prior CenterSquare Agreement. In addition, the sub-advisory fee under the New CenterSquare Agreement will remain the same as the sub-advisory fee under the Prior CenterSquare Agreement. CenterSquare confirmed that under the New CenterSquare Agreement that it anticipated that there would be no diminution in services provided by CenterSquare to the Fund or changes in the fee payable by the Adviser to CenterSquare as a result of the Transaction.

In considering whether to approve the New CenterSquare Agreement, the Trustees reviewed and considered the information they deemed reasonably necessary, including the following material factors discussed in further detail below: (1) the nature, extent, and quality of the services to be provided by CenterSquare; (2) the investment performance of the Fund and CenterSquare; (3) the costs of the services to be provided and profits to be realized by CenterSquare and its affiliates from the relationship with the Fund; (4) the extent to which economies of scale would be realized as the Fund grows and whether sub-advisory fee levels reflect those economies of scale for the benefit of the Fund’s investors; (5) CenterSquare’s practices regarding brokerage and portfolio transactions; and (6) CenterSquare’s practices regarding possible conflicts of interest.

The Trustees also reviewed a memorandum from the Fund’s legal counsel that summarized the fiduciary duties and responsibilities of the Board in reviewing and approving the New CenterSquare Agreement, including the types of information and factors that should be considered in order to make an informed decision.

(1)	The nature, extent, and quality of the services to be provided by CenterSquare. The Board received and considered information regarding the fact that the nature, extent and quality of services to be provided to the Fund by CenterSquare under the New CenterSquare Agreement are the same as under the Prior CenterSquare Agreement and are not expected to change as a result of the Transaction. The Trustees considered the responsibilities of CenterSquare under the New CenterSquare Agreement and reviewed the services provided to the Fund including, without limitation, CenterSquare’s procedures for formulating investment recommendations and assuring compliance with the Fund’s investment objectives and limitations, coordination of services for the Fund among the Fund’s service providers, and efforts to promote the Fund, grow the Fund’s assets, and assist in the distribution of Fund shares. The Trustees noted that CenterSquare assists the Adviser in seeking to achieve the Fund’s investment objective to generate a return comprised of both current income and capital appreciation with moderate volatility and low correlation to the broader markets, through pursuing strategic investing across private institutional real estate investment funds as well as a diversified set of public real estate securities. The Trustees also noted that CenterSquare seeks to invest the Fund’s assets across a diversified set of public real estate securities. The Board concluded that the Fund would continue to benefit from the quality and experience of CenterSquare’s investment professionals that will continue to provide services to the Fund after the Transaction as employees of CenterSquare. After reviewing the foregoing information and further information in the memorandum from CenterSquare (e.g., CenterSquare’s Form ADV and descriptions of the firm’s business and compliance program), the Board concluded that the nature, extent, and quality of the services provided by CenterSquare were satisfactory and appropriate for the Fund.

(2)	The investment performance of the Fund and CenterSquare. The Trustees discussed the performance of the public real estate related securities portion of the Fund. The Trustees noted the Fund’s continued strong performance in the period since inception and recalled their deliberations relating to the Adviser. The Board agreed that they should consider the performance of the Fund as a whole in reviewing this factor and noted that Adviser continued to be satisfied with CenterSquare’s performance. After reviewing these considerations, the Board concluded that the investment performance of CenterSquare was satisfactory.

(3)	The costs of the services to be provided by CenterSquare. The Trustees evaluated the overall expenses of the Fund, including the nature and frequency of advisory and sub-advisory fee payments. The Trustees also considered potential benefits for CenterSquare in providing services to the Fund. The Trustees noted that the Adviser paid the fee to CenterSquare out of its management fee, agreeing that, accordingly, the Fund’s overall management fee and expenses was the appropriate vehicle to compare to other funds. The Board also noted that CenterSquare represented that the sub-advisory fee being charged to the Fund was a material discount from its standard fee schedule. The Board recalled their deliberations relating to the Adviser’s cost of services. Following further consideration and discussion of the foregoing, the Board concluded that the fees to be paid to CenterSquare by the Fund were fair and reasonable in relation to the nature and quality of the services provided by CenterSquare and that they reflected charges that were within a range of what could have been negotiated at arm’s length.

(4)	The profits to be realized by CenterSquare and its affiliates from the relationship with the Fund. The Trustees reviewed CenterSquare’s profitability analysis in connection with its management of the Fund and noted that CenterSquare earned what the Board considered to be a reasonable profit from its relationship with the Fund. The Board concluded that CenterSquare’s profitability was not excessive.

(5)	The extent to which economies of scale would be realized as the Fund grows and whether the advisory fee levels reflect these economies of scale for benefit of the Fund’s investors. The Trustees considered that the Fund’s fee arrangements with CenterSquare and noted that the sub-advisory fee contained break points, which caused the Adviser to pay lower fees to CenterSquare based on higher asset levels. Following further discussion of the Fund’s current and projected asset levels, expectations for growth, and levels of fees, the Board determined that the Fund’s fee arrangements were fair and reasonable in relation to the nature and quality of the services provided by CenterSquare.

(6)	CenterSquare’s practices regarding brokerage and portfolio transactions. The Trustees reviewed CenterSquare standards, and performance in utilizing those standards, for seeking best execution for Fund portfolio transactions. The Trustees also considered the portfolio turnover rate for the Fund; the process by which evaluations are made of the overall reasonableness of commissions paid; the method and basis for selecting and evaluating the broker-dealers used; any anticipated allocation of portfolio business to persons affiliated with CenterSquare; and the extent to which the Fund allocates portfolio business to broker-dealers who provide research, statistical, or other services (“soft dollars”). After further review and discussion, the Board determined that CenterSquare’s practices regarding brokerage and portfolio transactions were satisfactory.

(7)	CenterSquare’s practices regarding conflicts of interest. The Trustees evaluated the potential for conflicts of interest and considered such matters as the experience and ability of the advisory personnel assigned to the Fund; the basis of decisions to buy or sell securities for the Fund and CenterSquare’s other accounts; the method for bunching of portfolio securities transactions; and the substance and administration of CenterSquare’s code of ethics. Following further consideration and discussion, the Board indicated that CenterSquare’s standards and practices relating to the identification and mitigation of potential conflicts of interests were satisfactory.

Having requested and received such information from CenterSquare as the Trustees believed to be reasonably necessary to evaluate the terms of the New CenterSquare Agreement, the Board, including the Independent Trustees, approved the New CenterSquare Agreement and voted to recommend it to the shareholders of the Fund for approval.

The Interim CenterSquare Agreement

If shareholders have not yet approved the New CenterSquare Agreement by the Effective Date, the Adviser and CenterSquare plan to enter into the Interim CenterSquare Agreement. The Interim CenterSquare Agreement was considered and approved by the Board, including the Independent Trustees, at Board meetings held on December 22, 2021 and December 28, 2021. The Board discussed the Transaction, and the Adviser recommended the approval of the Interim CenterSquare Agreement and the New CenterSquare Agreement in connection with the automatic termination of the Prior CenterSquare Agreement. Prior to the approval of the Interim CenterSquare Agreement, CenterSquare served as a sub-adviser to the Fund pursuant to the Prior CenterSquare Agreement.

The terms of the Prior CenterSquare Agreement, the Interim CenterSquare Agreement, and the New CenterSquare Agreement are substantially similar. There has not been, and there will not be, an increase in the advisory fee payable by the Fund to the Adviser as a consequence of the Transaction, and the sub-advisory fee payable by the Adviser to CenterSquare under the Interim CenterSquare Agreement and the New CenterSquare Agreement will be the same as that payable by the Adviser to CenterSquare under the Prior CenterSquare Agreement. During the Board meetings, CenterSquare confirmed to the Board that it anticipated that there will be no diminution in the nature, extent or quality of the services provided to the Fund as a result of the Transaction. The services provided by CenterSquare under the Interim CenterSquare Agreement are identical to the services provided by CenterSquare under the Prior CenterSquare Agreement.

There are no material differences between the Prior CenterSquare Agreement and the Interim CenterSquare Agreement, except for the term and termination provisions. In addition, the Interim CenterSquare Agreement contains provisions that state that the fee payable by the Adviser to CenterSquare will be paid into an interest-bearing escrow account with the Fund’s custodian or a bank for the period during which the Interim CenterSquare Agreement is in effect. Under the terms of the Interim CenterSquare Agreement and in accordance with Rule 15a-4 under the 1940 Act: (i) the term of the Interim CenterSquare Agreement is the earlier of 150 days from the effective date of the Interim CenterSquare Agreement or the date on which the New CenterSquare Agreement is approved by the shareholders of the Fund; and (ii) the Interim CenterSquare Agreement may be terminated by the Board on 10 days’ written notice to CenterSquare. If shareholders of the Fund do not approve the New CenterSquare Agreement within 150 days from the date of the Interim CenterSquare Agreement, CenterSquare will be paid the total amount in the escrow account, including interest earned.

Pursuant to the Interim CenterSquare Agreement and as under the Prior CenterSquare Agreement, CenterSquare will receive fees as follows: (i) 0.65% for up to $50 million in assets under advisement, 0.50% for $50 million to $100 million in assets under advisement, and 0.45% for $100 million or more in assets under advisement until assets under advisement by CenterSquare exceed $25 million; and (ii) 0.50% for up to $50 million in assets under advisement, 0.45% for $50 million to $100 million in assets under advisement, 0.40% for $100 million to $150 million in assets under advisement, and 0.35% for $150 million or more in assets under advisement once assets under advisement by CenterSquare exceed $25 million.

Conclusion

The Board believes approval of the New CenterSquare Agreement will benefit the Fund and its shareholders. The Board recommends voting FOR the Proposal. In the event that the Proposal is not approved by the Fund’s shareholders, the Board will then consider what action, if any, should be taken with respect to the Fund.

*        *        *

REQUIRED VOTE AND THE BOARD’S RECOMMENDATION

The approval of the Proposal requires the affirmative vote of a majority of the Fund’s outstanding voting securities as defined in the 1940 Act. Such a majority means the affirmative vote of the holders of (a) 67% or more of the shares of the Fund present, attending the Special Meeting virtually or presented by proxy, at the Special Meeting, if the holders of more than 50% of the outstanding shares of the Fund are so present, or (b) more than 50% of the outstanding shares of the Fund, whichever is less.

THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” PROPOSAL 2.

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PROPOSAL 3: APPROVAL OF NEW INVESTMENT SUB-ADVISORY AGREEMENT BETWEEN GRIFFIN CAPITAL ADVISOR, LLC AND AON INVESTMENTS USA INC.

Introduction

The Board is recommending the approval of the New Aon Agreement for the Fund between Griffin Capital Advisor, LLC and Aon. Aon is the U.S. Investment Consulting Division of Aon Consulting, Inc. and an indirect wholly-owned subsidiary of Aon plc, a publicly held company. Aon is not affiliated with the Adviser or AGMI.

Over the course of several meetings commencing on December 14, 2021, the Board of Trustees of the Fund (the “Board”) received and reviewed information from the Adviser, Griffin Capital, and AGMI regarding the Transaction. At a special meeting of the Board held on December 22, 2021, the Board reviewed and considered information provided by Aon that it had requested regarding the proposed New Aon Agreement between the Adviser and Aon. Subsequently, at a special meeting of the Board held on December 28, 2021, which was called for the purpose of considering the New Aon Agreement, the Board, after meeting in executive session with counsel, approved the New Aon Agreement, subject to shareholder approval, in order for Aon to continue to provide services to the Fund without disruption.

Under the 1940 Act, a new sub-advisory agreement generally requires approval by a majority of such investment company’s outstanding voting securities, as defined in the 1940 Act, before it can go into effect. Therefore, the Board has called the Special Meeting to seek shareholder approval of the New Aon Agreement in order to ensure that Aon can continue to provide uninterrupted service as sub-adviser to the Fund. If shareholders approve this Proposal, the New Aon Agreement is expected to take effect on the Effective Date.

There will be no increase in the advisory fee payable by the Fund to the Adviser as a consequence of the Transaction, and the sub-advisory fee payable by the Adviser to Aon under the New Aon Agreement will be the same as that payable by the Adviser to Aon under the Prior Aon Agreement. The New Aon Agreement is substantially similar in all material respects to the Prior Aon Agreement, and the Fund’s investment strategy, management policies, and portfolio managers will not change in connection with the implementation of the New Aon Agreement. Aon confirmed to the Board that it anticipated that there will be no diminution in the nature, extent or quality of the services provided to the Fund in connection with the implementation of the New Aon Agreement.

If sufficient shareholder votes to approve the New Aon Agreement are not received in advance of the Effective Date, Aon is expected to manage the Fund under an Interim Investment Sub-Advisory Agreement (the “Interim Aon Agreement”) for the Fund between the Adviser and Aon until the earlier of 150 days from the effective date of the Interim Aon Agreement or the date on which the New Aon Agreement is approved by the shareholders of the Fund. See “The Interim Aon Agreement” below.

Information about Aon

Aon, headquartered at 200 East Randolph Street, Suite 700, Chicago, Illinois 60601, is an investment advisory firm registered with the U.S. Securities and Exchange Commission (the “SEC”). Aon and its affiliates have provided global leadership in investment consulting and have been leading advisers to corporate and public pension plans, defined contribution plans, union associations, health systems, financial intermediaries, endowments and foundations. Aon had $3.03 trillion in assets under advisement as of March 31, 2021.

Aon is a corporation formed under the laws of the State of Illinois. Aon is the U.S. Investment Consulting Division of Aon Consulting, Inc. and an indirect wholly owned subsidiary of Aon plc, a publicly held company (NYSE: Aon). Aon employs over 800 professionals in 10 countries serving more than 1,900 clients worldwide.

The Transaction will have no impact on Aon, its personnel or its services to the Fund. Aon has served as the Fund’s sub-adviser since the Fund commenced operations on June 30, 2014. The Prior Aon Agreement, dated May 12, 2014, was approved by the Fund’s initial shareholder on May 12, 2014.

Aon has no current plans to change the manner in which investments are recommended for the Fund’s portfolio. Aon Investments assists the Adviser by providing ongoing research, opinions and recommendations to the portion of the Fund’s investment portfolio that is allocated to private real estate investment funds.

Aon does not currently serve as investment adviser or sub-adviser to any registered investment companies that have a similar investment objective or similar investment management policies as the Fund.

The names, titles, and principal occupations of the officers of Aon are set forth below. The business address for each person listed below is 200 East Randolph Street, Suite 700, Chicago, Illinois 60601.

Name	Title	Principal Occupation
David Testore	North America Chief Operating Officer	North America Chief Operating Officer, Aon
Russell Ivinjack	Senior Partner, Head of Fund Management	Senior Partner, Head of Fund Management, Aon
Steven Voss	North America Head of Investments	North America Head of Investments, Aon
Terrence Ransford	Partner, Global Head of Investment Operations	Partner, Global Head of Investment Operations, Aon
Bryan Ward	North America Head of Solutions and Sales	North America Head of Solutions and Sales, Aon
Edward Bardowski	Investment Solutions Director Leader	Investment Solutions Director Leader, Aon
Matthew Wallace	Chief Compliance Officer	Chief Compliance Officer, Aon

No Trustee has, or has had, any material interest in a material transaction or proposed transaction with Aon since the beginning of the Fund’s most recently completed fiscal year.

The New Aon Agreement

The following discussion is a description of the material terms of the New Aon Agreement. The form of the New Aon Agreement is attached as Attachment C to this Proxy Statement.

On December 22, 2021 and December 28, 2021, the Board considered and approved the New Aon Agreement. When evaluating the reasonableness of the New Aon Agreement, the Board considered multiple factors related to the reasonableness of the New Aon Agreement, as further described below, including the nature of the services provided by Aon, as well as the costs of such services and the profits to be realized by Aon in providing such services. If the New Aon Agreement is approved by shareholders, it is expected to take effect at the Closing. Under the New Aon Agreement, Aon will continue to pursue the investment strategies of the Fund by employing the methodologies described in the Fund’s Prospectus. The services to be provided by Aon under the New Aon Agreement are the same as the services provided by Aon under the Prior Aon Agreement.

The New Aon Agreement, if approved by shareholders as proposed, will provide that the agreement is effective for an initial two-year period and will be renewed thereafter only so long as such renewal and continuance is specifically approved at least annually by the Board, including a majority of the Independent Trustees. The New Aon Agreement may be terminated at any time on at least 60 days’ prior written notice to Aon, without the payment of any penalty, (i) by vote of the Trustees or (ii) by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund; and further, it may be terminated at any time by the Adviser, on at least 60 days’ prior written notice to Aon, and subject to certain termination conditions as agreed to between the Adviser and Aon. Aon may terminate the New Aon Agreement at any time, without the payment of any penalty, on at least 60 days' prior written notice to the Adviser and the Fund. In addition, the New Aon Agreement provides that it will terminate automatically in the event of its “assignment,” as defined in the 1940 Act.

Pursuant to the New Aon Agreement and as under the Prior Aon Agreement, Aon will receive fees as follows: 0.15% for up to $500 million in assets under advisement, 0.125% for $500 million to $750 million in assets under advisement, 0.10% for $750 million to $1 billion in assets under advisement, and 0.07% for $1 billion or more in assets under advisement. During the fiscal year ended September 30, 2021, Aon received $2,610,827 in sub-advisory fees from the Adviser.

Like the Prior Aon Agreement, the New Aon Agreement, if approved by shareholders as proposed, will continue to provide that Aon is not liable for any error of judgment or for any loss suffered by the Adviser or the Fund in connection with the performance of the New Aon Agreement, except a loss resulting from a breach of fiduciary duty with respect to receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or a loss resulting from willful misfeasance, bad faith or gross negligence on Aon’s part in the performance of, or from reckless disregard by Aon of its obligations and duties under, the New Aon Agreement.

The form of the New Aon Agreement is attached to this Proxy Statement as Attachment C. Please take the time to read the New Aon Agreement. The description of the New Aon Agreement in this Proxy Statement is only a summary. If the New Sub-Advisory Agreement with Aon is not approved by shareholders, the Board will consider other options, including a new or modified request for shareholder approval of a new investment sub-advisory agreement.

Evaluation by the Fund’s Board

At meetings of the Board on December 22, 2021 and December 28, 2021, the Board, including the Independent Trustees, discussed and approved the New Aon Agreement between the Adviser and Aon. The Board, including the Independent Trustees, also discussed and approved the Interim Aon Agreement for the Fund in order for Aon to continue to provide services to the Fund without disruption. The Board, including the Independent Trustees, concluded that approval of these agreements was in the best interests of the Fund and its shareholders.

In connection with the December 22, 2021 and December 28, 2021 Board meetings and in accordance with Section 15(c) of the 1940 Act, the Board requested, and the Adviser and Aon provided, materials relating to the Board’s consideration of whether to approve the New Sub-Advisory Agreement. This included a description of the Transaction and its anticipated effects on Aon. The Board noted that the services provided under the New Aon Agreement will be identical to those provided under the Prior Aon Agreement. In addition, the sub-advisory fee under the New Aon Agreement will remain the same as the sub-advisory fee under the Prior Aon Agreement. Aon confirmed to the Board that it anticipated that under the New Aon Agreement there would be no diminution in services provided by Aon to the Fund or changes in the fee payable by the Adviser to Aon as a result of the Transaction.

In considering whether to approve the New Aon Agreement, the Trustees reviewed and considered the information they deemed reasonably necessary, including the following material factors discussed in further detail below: (1) the nature, extent, and quality of the services to be provided by Aon; (2) the investment performance of the Fund and Aon; (3) the costs of the services to be provided and profits to be realized by Aon and its affiliates from the relationship with the Fund; (4) the extent to which economies of scale would be realized as the Fund grows and whether sub-advisory fee levels reflect those economies of scale for the benefit of the Fund’s investors; (5) Aon’s practices regarding brokerage and portfolio transactions; and (6) Aon’s practices regarding possible conflicts of interest.

The Trustees also reviewed a memorandum from the Fund’s legal counsel that summarized the fiduciary duties and responsibilities of the Board in reviewing and approving the New Aon Agreement, including the types of information and factors that should be considered in order to make an informed decision.

(1)	The nature, extent, and quality of the services to be provided by Aon. The Board received and considered information regarding the fact that the nature, extent and quality of services to be provided to the Fund by Aon under the New Aon Agreement are the same as under the Prior Aon Agreement and are not expected to change as a result of the Transaction. The Trustees considered the responsibilities of Aon under the New Aon Agreement and reviewed the services provided to the Fund including, without limitation, Aon’s procedures for formulating investment recommendations and assuring compliance with the Fund’s investment objectives and limitations, coordination of services for the Fund among the Fund’s service providers, and efforts to promote the Fund, grow the Fund’s assets, and assist in the distribution of Fund shares. The Trustees noted that Aon supports the Adviser in seeking to achieve the Fund’s investment objective to generate a return comprised of both current income and capital appreciation with moderate volatility and low correlation to the broader markets, through pursuing strategic investing across private institutional real estate investment funds. The Board also noted that Aon provides data and information utilized by the Adviser in investing across a diversified set of investment managers and strategies as well as to provide investment exposure across property types and geographies. The Trustees observed the fact that Aon had added significant experience and talent to its team through a recent acquisition. The Board noted the preliminary results of an examination of the firm and that the findings did not relate to the services provided to the Fund. After reviewing the foregoing information and further information in the memorandum from Aon (e.g., Aon’s Form ADV and descriptions of Aon’s business and compliance program), the Board concluded that the nature, extent, and quality of the services provided by Aon were satisfactory.

(2)	The investment performance of the Fund and Aon. The Trustees discussed the performance of the private investments portion of the Fund. The Trustees noted the Fund’s continued strong performance in the period since inception and recalled their deliberations relating to the Adviser. The Board agreed that they should consider the performance of the Fund as a whole in reviewing this factor and noted that Adviser continued to be satisfied with Aon’s performance and the data provided.

(3)	The costs of the services to be provided by Aon. The Trustees evaluated the overall expenses of the Fund, including the nature and frequency of advisory and sub-advisory fee payments. The Trustees also considered potential benefits for Aon in managing the Fund, including promotion of Aon’s name. The Trustees noted that the Adviser paid the fee to Aon out of its management fee, agreeing that, accordingly, the Fund’s overall management fee and expenses was the appropriate vehicle to compare to other funds. The Board recalled their deliberations relating to the Adviser’s cost of services. Following further consideration and discussion of the foregoing, the Board concluded that the fees to be paid to Aon indirectly by the Fund were fair and reasonable in relation to the nature and quality of the services provided by Aon and that they reflected charges that were within a range of what could have been negotiated at arm’s length.

(4)	The profits to be realized by Aon and its affiliates from the relationship with the Fund. The Trustees reviewed Aon’s profitability analysis in connection with its management of the Fund and noted that Aon earned what the Board considered to be a reasonable profit from its relationship with the Fund. The Board concluded that Aon’s profitability was not excessive.

(5)	The extent to which economies of scale would be realized as the Fund grows and whether the advisory fee levels reflect these economies of scale for benefit of the Fund’s investors. The Trustees considered that the Fund’s fee arrangements with Aon and noted that the sub-advisory fee contained break points, which caused the Adviser to pay lower fees to Aon based on higher asset levels. Following further discussion of the Fund’s current and projected asset levels, expectations for growth, and levels of fees, the Board determined that the Fund’s fee arrangements were fair and reasonable in relation to the nature and quality of the services provided by Aon.

(6)	Aon’s practices regarding brokerage and portfolio transactions. The Trustees reviewed Aon’s standards for seeking best execution for portfolio transactions. The Trustees noted that Aon does not execute trades on behalf of the Fund, and, therefore, no commissions were paid for the portion of the portfolio for which Aon provided services After further review and discussion, the Board determined that Aon’s practices regarding brokerage and portfolio transactions were satisfactory.

(7)	Aon’s practices regarding conflicts of interest. The Trustees evaluated the potential for conflicts of interest and considered such matters as the experience and ability of the advisory personnel assigned to the Fund; the basis of decisions to buy or sell securities for the Fund and Aon’s other accounts; the method for bunching of portfolio securities transactions; and the substance and administration of Aon’s code of ethics. Following further consideration and discussion, the Board indicated that Aon’s standards and practices relating to the identification and mitigation of potential conflicts of interests were satisfactory.

Having requested and received such information from Aon as the Trustees believed to be reasonably necessary to evaluate the terms of the New Aon Agreement, the Board, including the Independent Trustees, approved the New Aon Agreement and voted to recommend it to the shareholders of the Fund for approval.

The Interim Aon Agreement

If shareholders have not yet approved the New Aon Agreement by the Effective Date, the Adviser and Aon plan to enter into the Interim Aon Agreement. The Interim Aon Agreement was considered and approved by the Board, including the Independent Trustees, at Board meetings held on December 22, 2021 and December 28, 2021. The Board discussed the Transaction, and the Adviser recommended the approval of the Interim Aon Agreement and the New Aon Agreement in connection with the automatic termination of the Prior Aon Agreement. Prior to the approval of the Interim Aon Agreement, Aon served as a sub-adviser to the Fund pursuant to the Prior Aon Agreement.

The terms of the Prior Aon Agreement, the Interim Aon Agreement, and the New Aon Agreement are substantially similar. There has not been, and there will not be, an increase in the advisory fee payable by the Fund to the Adviser as a consequence of the Transaction, and the sub-advisory fee payable by the Adviser to Aon under the Interim Aon Agreement and the New Aon Agreement will be the same as that payable by the Adviser to Aon under the Prior Aon Agreement. During the Board meetings, Aon confirmed to the Board that it anticipated that there will be no diminution in the nature, extent or quality of the services provided to the Fund as a result of the Transaction. The services provided by Aon under the Interim Aon Agreement are identical to the services provided by Aon under the Prior Aon Agreement.

There are no material differences between the Prior Aon Agreement and the Interim Aon Agreement, except for the term and termination provisions. In addition, the Interim Aon Agreement contains provisions that state that the fee payable by the Adviser to Aon will be paid into an interest-bearing escrow account with the Fund’s custodian or a bank for the period during which the Interim Aon Agreement is in effect. Under the terms of the Interim Aon Agreement and in accordance with Rule 15a-4 under the 1940 Act: (i) the term of the Interim Aon Agreement is the earlier of 150 days from the effective date of the Interim Aon Agreement or the date on which the New Aon Agreement is approved by the shareholders of the Fund; and (ii) the Interim Aon Agreement may be terminated by the Board on 10 days’ written notice to Aon. If shareholders of the Fund do not approve the New Aon Agreement within 150 days from the date of the Interim Aon Agreement, Aon will be paid the total amount in the escrow account, including interest earned.

Pursuant to the Interim Aon Agreement and as under the Prior Aon Agreement, Aon will receive fees as follows: 0.15% for up to $500 million in assets under advisement, 0.125% for $500 million to $750 million in assets under advisement, 0.10% for $750 million to $1 billion in assets under advisement, and 0.07% for $1 billion or more in assets under advisement.

Conclusion

The Board believes approval of the New Aon Agreement will benefit the Fund and its shareholders. The Board recommends voting FOR the Proposal. In the event that the Proposal is not approved by the Fund’s shareholders, the Board will then consider what action, if any, should be taken with respect to the Fund.

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REQUIRED VOTE AND THE BOARD’S RECOMMENDATION

The approval of the Proposal requires the affirmative vote of a majority of the Fund’s outstanding voting securities as defined in the 1940 Act. Such a majority means the affirmative vote of the holders of (a) 67% or more of the shares of the Fund present, attending the Special Meeting virtually or presented by proxy, at the Special Meeting, if the holders of more than 50% of the outstanding shares of the Fund are so present, or (b) more than 50% of the outstanding shares of the Fund, whichever is less.

THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” PROPOSAL 3.

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VOTING INFORMATION

Voting Procedures

Shareholders may vote by submitting a proxy to the Fund or by attending the Special Meeting and voting virtually. In order to submit a proxy, a shareholder may mark, sign, and date the enclosed proxy and return it to the Fund using the enclosed envelope. No postage is required if the proxy is mailed in the United States. In the alternative, completed proxies may also be submitted by internet or telephone via the instructions in the enclosed proxy card.

The holders of a majority of the outstanding shares of the Fund entitled to vote at the Special Meeting (a “quorum”) must be present (attending the Special Meeting virtually or by proxy) in order to conduct business at the Special Meeting. If a quorum is not present at the Special Meeting, or if a quorum is present but sufficient votes to approve the Proposal are not received, the person named as proxy may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. No adjournment will be made for a period exceeding 120 days after the Record Date. In determining whether to adjourn the Special Meeting with respect to one or more of the Proposals, the following factors may be considered: the nature of the Proposal(s), the percentage of favorable votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to Fund shareholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote by the holders of a majority of the Fund’s shares eligible to vote that are represented at the Special Meeting virtually or by proxy.

The person named as proxy will vote in favor of any such adjournment those proxies that instruct them to vote in favor of the Proposals to be considered at the adjourned meeting and will vote against any such adjournment those proxies which instruct them to vote against or to abstain from voting on the Proposal to be considered at the adjourned meeting. By voting for the Proposals, a shareholder is giving the person named as proxy the discretion to vote in favor of any required adjournment of the Special Meeting to obtain a quorum.

If a proxy represents a broker “non-vote” (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote shares of the Fund on a particular matter with respect to which the broker or nominee does have discretionary power) or is marked with an abstention, the Fund shares represented thereby will be considered present at the Special Meeting for purposes of determining the existence of a quorum for the transaction of business. Abstentions and broker non-votes, however, will not be counted in determining the number of shares voting for the Proposals and any other shareholder proposal that may come before the Special Meeting; therefore, abstentions and broker non-votes are, effectively, counted as shares voting against the Proposals and any other shareholder proposal that may come before the Special Meeting. Unsigned proxies will not be considered present at the Special Meeting.

The duly appointed proxy or authorized persons may, at their discretion, vote upon such other matters as may properly come before the Special Meeting.

Shareholder Proposals

The Fund has not received any shareholder proposals for this Special Meeting. Under the proxy rules of the SEC, shareholder proposals may, under certain conditions, be included in the Fund’s proxy materials for a particular meeting. Under these rules, proposals submitted for inclusion in the Fund’s proxy materials must be received within a reasonable period of time before the Fund begins to print and mail its proxy materials. The submission by a shareholder of a proposal for inclusion in a proxy statement does not guarantee that it will be included. Shareholder proposals are subject to certain regulations under federal securities laws relating to inclusion.

A shareholder proposal intended to be presented at any future meetings of the Fund’s shareholders should be sent to the Fund at c/o ALPS Fund Services, Inc., 1290 Broadway, Suite 1000, Denver, CO 80203. The Fund does not hold annual meetings of shareholders.

Revocation of Proxy

A shareholder who executes a proxy may revoke it at any time before it is exercised by submitting a new proxy to the Fund or by attending the Special Meeting and voting virtually. A new proxy can be submitted by any of the same means by which the original proxy could be submitted: mail, telephone, or internet. To revoke a proxy, the shareholder giving such proxy must either (1) submit to the Fund a subsequently dated proxy, (2) deliver to the Fund a written notice of revocation, or (3) otherwise give notice of revocation during the Special Meeting, in all cases prior to the exercise of the authority granted in the proxy.

Proxy Solicitation; Expenses

The Fund’s Board is making this solicitation of proxies. Solicitation will be made primarily by mail, but may also be made by telephone, facsimile, electronic mail, or personal interview conducted by certain officers or employees of the Fund and the Adviser without additional compensation or, if necessary, a commercial firm retained for this purpose. The Adviser will bear all of the costs of soliciting proxies from shareholders, including the cost of assembling and mailing this Proxy Statement and the enclosed materials for the Fund. The Fund intends to ask brokers and banks holding shares in their names or in the names of nominees to solicit proxies from customers owning such shares, where applicable. The Fund has engaged Broadridge for inquires, to provide shareholder meeting services, including the distribution of this Proxy Statement and related materials to shareholders as well as assisting the Fund in soliciting proxies for the Special Meeting at an approximate cost of $997,000.

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ADDITIONAL INFORMATION

Voting Securities

The Fund is a continuously offered, non-diversified, closed-end investment management company that is operated as an interval fund. As of January 14, 2022, the Record Date, there were 172,367,261.238 shares of the Fund outstanding and entitled to vote at the Special Meeting. Shareholders are entitled to one vote for each full share and a proportionate vote for each fractional share held as of the Record Date.

Principal Holders of Voting Securities

To the best knowledge of the Trust, the following tables contain information regarding the ownership of the Fund as of the Record Date by any person (including any “group” as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) who is known to the Trust to be the beneficial owner of more than five percent of any class of shares of the Fund. As of the Record Date, the Fund’s Trustees and officers, except for Dr. Randy Anderson and Mr. Kevin A. Shields, did not own shares of the Fund.

Class A Shares

Name and Address of Beneficial Owner	Amount of Beneficial Ownership	Percent
Charles Schwab & Co Inc Attn: Mutual Funds 211 Main St. San Francisco, CA 94105	2,936,364.37 Shares	12.27%
LPL Financial 4707 Executive Dr. San Diego, CA 92121	2,620,701.85 Shares	10.95%

  Class C Shares

Name and Address of Beneficial Owner	Amount of Beneficial Ownership	Percent
LPL Financial 4707 Executive Dr. San Diego, CA 92121	1,145,367.78 Shares	5.85%

  Class I Shares

Name and Address of Beneficial Owner	Amount of Beneficial Ownership	Percent
Charles Schwab & Co Inc Attn: Mutual Funds 211 Main St. San Francisco, CA 94105	14,479,179.79 Shares	17.93%
LPL Financial 4707 Executive Dr. San Diego, CA 92121	7,357,464.18 Shares	9.11%

Class L Shares

Name and Address of Beneficial Owner	Amount of Beneficial Ownership	Percent
LPL Financial 4707 Executive Dr. San Diego, CA 92121	238,041.51 Shares	7.16%

Shareholders owning more than 25% of the shares of the Fund are considered to “control” the Fund, as that term is defined under the 1940 Act. Persons controlling the Fund can determine the outcome of any proposal submitted to the shareholders for approval.

The Fund’s Investment Adviser and Principal Underwriter

The current investment adviser for the Fund is Griffin Capital Advisor, LLC, located at Griffin Capital Plaza, 1520 E. Grand Avenue, El Segundo, California 90245. The Adviser was formed in August 2013 and commenced operations in March 2014 and is registered as an investment adviser with the SEC pursuant to the provisions of the Investment Advisers Act of 1940, as amended. The Adviser is an indirect majority-owned subsidiary of Griffin Capital Company, LLC (“Griffin Capital”).

The Fund’s principal underwriter is ALPS Distributors, Inc., with an address at 1290 Broadway, Suite 1000, Denver, CO 80203.

Other Fund Service Providers

ALPS Fund Services, Inc., located at 1290 Broadway, Suite 1000, Denver, CO 80203, serves as administrator and accounting agent pursuant to a fund services agreement. DST Systems, Inc., located at 333 W. 11th Street, Kansas City, Missouri 64105, serves as the Fund’s transfer agent.

Payments to Affiliated Brokers

During the fiscal year ended September 30, 2021, the Fund paid $0 in affiliate party brokerage commissions.

Shareholder Reports

The Fund’s annual and semi-annual reports are available upon request, without charge, by calling the Fund toll free at 1-888-926-2688.

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OTHER MATTERS

The Board is not aware of any other matters that may come before the Special Meeting. However, should any such matters properly come before the Special Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxy in accordance with their judgement on such matters.

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IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE SPECIAL MEETING VIRTUALLY ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR OTHERWISE VOTE PROMPTLY.

January 24, 2022

By Order of the Board of Trustees

/s/ Randy Anderson

Dr. Randy Anderson
Chairman and Secretary

ATTACHMENT A

FORM OF

 MANAGEMENT AGREEMENT

Dear [    ]:

Griffin Institutional Access Real Estate Fund (the “Trust” or the “Fund”) herewith confirms our agreement with you.

The Trust has been organized to engage in the business of a closed-end management investment company that is operated as an interval fund.

You have been selected to act as the sole investment manager of the Fund and to provide certain other services, as more fully set forth below, and you are willing to act as such investment manager and to perform such services under the terms and conditions hereinafter set forth. Accordingly, the Trust agrees with you as follows:

1.	ADVISORY SERVICES

Subject to the supervision of the Board of Trustees of the Trust, you will provide or arrange to be provided to the Fund such investment advice as you in your discretion deem advisable and will furnish or arrange to be furnished a continuous investment program for the Fund consistent with the Fund’s investment objective and policies. You will determine or arrange for others to determine the securities to be purchased for the Fund, the portfolio securities to be held or sold by the Fund and the portion of the Fund’s assets to be held uninvested, subject always to the Fund’s investment objective, policies and restrictions, as each of the same shall be from time to time in effect, and subject further to such policies and instructions as the Board may from time to time establish. You will furnish such reports, evaluations, information or analyses to the Trust as the Board of Trustees of the Trust may request from time to time or as you may deem to be desirable. You also will advise and assist the officers of the Trust in taking such steps as are necessary or appropriate to carry out the decisions of the Board and the appropriate committees of the Board regarding the conduct of the business of the Trust.

You shall provide at least sixty (60) days prior written notice to the Trust of any change in the ownership or management of the Adviser, or any event or action that may constitute a change in control. You shall provide prompt notice of any change in the portfolio manager(s) responsible for the day-to-day management of the Fund.

2.	USE OF SUB-ADVISERS

You may delegate any or all of the responsibilities, rights or duties described above to one or more sub-advisers who shall enter into agreements with you, provided the agreements are approved and ratified (i) by the Board including a majority of the trustees who are not interested persons of you or of the Trust, cast in person at a meeting called for the purpose of voting on such approval, and (ii) if required under interpretations of the Investment Company Act of 1940, as amended (the “Act”), by the Securities and Exchange Commission or its staff, by vote of the holders of a majority of the outstanding voting securities of the Fund (unless the Trust has obtained an exemption from the provisions of Section 15(a) of the Act). Any such delegation shall not relieve you from any liability hereunder.

3.	ALLOCATION OF CHARGES AND EXPENSES

You will pay the compensation and expenses of any persons rendering any services to the Trust who are directors, officers, employees, members or stockholders of your limited liability company and will make available, without expense to the Fund, the services of such of your employees as may duly be elected trustees or officers of the Trust, subject to their individual consent to serve and to any limitations imposed by law. Notwithstanding the foregoing, you are not obligated to pay the compensation or expenses of the Trust’s Chief Compliance Officer, regardless of whether the Chief Compliance Officer is affiliated with you. The compensation and expenses of any trustees, officers and employees of the Trust who are not directors, officers, employees, members or stockholders of your corporation or limited liability company will be paid by the Fund. You will pay all advertising, promotion and other distribution expenses incurred in connection with the Fund’s shares to the extent such expenses are not permitted to be paid by the Fund under any distribution expense plan or any other permissible arrangement that may be adopted in the future.

The Fund will be responsible for the payment of all operating expenses of the Fund, including offering expenses; the compensation and expenses of any employees of the Trust and of any other persons rendering any services to the Fund; clerical and shareholder service staff salaries; office space and other office expenses; fees and expenses incurred by the Fund in connection with membership in investment company organizations; legal, auditing and accounting expenses; expenses of registering shares under federal and state securities laws, including expenses incurred by the Fund in connection with the organization and initial registration of shares of the Fund; insurance expenses; fees and expenses of the custodian, transfer agent, dividend disbursing agent, shareholder service agent, plan agent, administrator, accounting and pricing services agent and underwriter of the Fund; expenses, including clerical expenses, of issue, sale, redemption or repurchase of shares of the Fund; the cost of preparing and distributing reports and notices to shareholders, the cost of printing or preparing prospectuses and statements of additional information for delivery to shareholders; the cost of printing or preparing stock certificates or any other documents, statements or reports to shareholders; expenses of shareholders’ meetings and proxy solicitations; advertising, promotion and other expenses incurred directly or indirectly in connection with the sale or distribution of the Fund’s shares that the Fund is authorized to pay pursuant to with any servicing plan; and all other operating expenses not specifically assumed by you. The Fund will also pay all brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), fees and expenses of the non-interested person Trustees and such extraordinary or non-recurring expenses as may arise, including litigation to which the Fund may be a party and indemnification of the Trust’s Trustees and officers with respect thereto.

You may obtain reimbursement from the Fund, at such time or times as you may determine in your sole discretion, for any of the expenses advanced by you, which the Fund is obligated to pay, and such reimbursement shall not be considered to be part of your compensation pursuant to this Agreement.

4.	COMPENSATION OF THE MANAGER

For all of the services to be rendered as provided in this Agreement, as of the last business day of each month, the Fund will pay you a fee based on the average value of the daily net assets of the Fund and paid at an annual rate of 1.50%.

The average value of the daily net assets of the Fund shall be determined pursuant to the applicable provisions of the Agreement and Declaration of Trust or a resolution of the Board of Trustees, if required. If, pursuant to such provisions, the determination of net asset value of the Fund is suspended for any particular business day, then for the purposes of this paragraph, the value of the net assets of the Fund as last determined shall be deemed to be the value of the net assets as of the close of the business day, or as of such other time as the value of the Fund’s net assets may lawfully be determined, on that day. If the determination of the net asset value of the Fund has been suspended for a period including such month, your compensation payable at the end of such month shall be computed on the basis of the value of the net assets of the Fund as last determined (whether during or prior to such month).

5.	EXECUTION OF PURCHASE AND SALE ORDERS

In connection with purchases or sales of portfolio securities for the account of the Fund, it is understood that you will arrange for the placing of all orders for the purchase and sale of portfolio securities for the account with brokers or dealers selected by you (or as delegated by you to any sub-adviser), subject to review of this selection by the Board of Trustees from time to time. You will be responsible for the negotiation and the allocation of principal business and portfolio brokerage. In the selection of such brokers or dealers and the placing of such orders, you are directed at all times to seek for the Fund the best qualitative execution, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer.

You should generally seek favorable prices and commission rates that are reasonable in relation to the benefits received. In seeking best qualitative execution, you are authorized to select brokers or dealers who also provide brokerage and research services to the Fund and/or the other accounts over which you exercise investment discretion. You are authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing the Fund portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if you determine in good faith that the amount of the commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker or dealer. The determination may be viewed in terms of either a particular transaction or your overall responsibilities with respect to the Fund and to accounts over which you exercise investment discretion. The Fund and you understand and acknowledge that, although the information may be useful to the Fund and you, it is not possible to place a dollar value on such information. The Board of Trustees shall periodically review the commissions paid by the Fund to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Fund.

A broker’s or dealer’s sale or promotion of Fund shares shall not be a factor considered by your personnel responsible for selecting brokers to effect securities transactions on behalf of the Fund. You and your personnel shall not enter into any written or oral agreement or arrangement to compensate a broker or dealer for any promotion or sale of Fund shares by directing to such broker or dealer (i) the Fund’s portfolio securities transactions or (ii) any remuneration, including but not limited to, any commission, mark-up, mark down or other fee received or to be received from the Fund’s portfolio transactions through such broker or dealer. However, you may place Fund portfolio transactions with brokers or dealers that sell or promote shares of the Fund provided the Board of Trustees has adopted policies and procedures under Rule 12b-l(h) under the Act and such transactions are conducted in compliance with those policies and procedures.

Subject to the provisions of the Act, and other applicable law, you, any of your affiliates or any affiliates of your affiliates may retain compensation in connection with effecting the Fund’s portfolio transactions, including transactions effected through others. If any occasion should arise in which you give any advice to your clients concerning the shares of the Fund, you will act solely as investment counsel for such client and not in any way on behalf of the Fund.

6.	PROXY VOTING

You (or as delegated by you to a sub-adviser) will vote all proxies solicited by or with respect to the issuers of securities in which assets of the Fund may be invested from time to time. Such proxies will be voted in a manner that you (or the applicable sub-adviser) deem, in good faith, to be in the best interest of the Fund and in accordance with your (or the applicable sub-adviser’s) proxy voting policy. You agree to provide a copy of your proxy voting policy, and any amendments thereto, to the Trust prior to the execution of this Agreement

7.	CODE OF ETHICS

You have adopted a written code of ethics complying with the requirements of Rule 17j-l under the Act and will provide the Trust with a copy of the code and evidence of its adoption. Within 45 days of the last calendar quarter of each year while this Agreement is in effect, you will provide to the Board of Trustees of the Trust a written report that describes any issues arising under the code of ethics since the last report to the Board of Trustees, including, but not limited to, information about material violations of the code and sanctions imposed in response to the material violations; and which certifies that you have adopted procedures reasonably necessary to prevent access persons (as that term is defined in Rule 17j-l) from violating the code.

8.	SERVICES NOT EXCLUSIVE

Your services to the Fund pursuant to this Agreement are not to be deemed to be exclusive, and it is understood that you may render investment advice, management and other services to others, including other registered investment companies, provided, however, that such other services and activities do not, during the term of this Agreement, interfere in a material manner, with your ability to meet all of your obligations with respect to rendering services to the Fund.

9.	LIMITATION OF LIABILITY OF MANAGER

You may rely on information reasonably believed by you to be accurate and reliable. Except as may otherwise be required by the Act or the rules thereunder, neither you nor your directors, officers, employees, shareholders, members, agents, control persons or affiliates of any thereof shall be subject to any liability for, or any damages, expenses or losses incurred by the Trust in connection with, any error of judgment, mistake of law, any act or omission connected with or arising out of any services rendered under, or payments made pursuant to, this Agreement or any other matter to which this Agreement relates, except by reason of willful misfeasance, bad faith or gross negligence on the part of any such persons in the performance of your duties under this Agreement, or by reason of reckless disregard by any of such persons of your obligations and duties under this Agreement.

Any person, even though also a director, officer, employee, shareholder, member or agent of you, who may be or become a trustee, officer, employee or agent of the Trust, shall be deemed, when rendering services to the Trust or acting on any business of the Trust (other than services or business in connection with your duties hereunder), to be rendering such services to or acting solely for the Trust and not as a director, officer, employee, shareholder, member, or agent of you, or one under your control or direction, even though paid by you.

10.	DURATION AND TERMINATION OF THIS AGREEMENT

The term of this Agreement shall begin on the date that the Fund commences investment operations, and shall continue in effect with respect to the Fund for a period of two years. This Agreement shall continue in effect from year to year thereafter, subject to termination as hereinafter provided, if such continuance is approved at least annually by (a) a majority of the outstanding voting securities of such Fund or by vote of the Trust’s Board of Trustees, cast in person at a meeting called for the purpose of voting on such approval, and (b) by vote of a majority of the Trustees of the Trust who are not parties to this Agreement or “interested persons” of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval.

This Agreement may, on sixty (60) days written notice, be terminated with respect to the Fund, at any time without the payment of any penalty, by the Board of Trustees, by a vote of a majority of the outstanding voting securities of the Fund, or by you. This Agreement shall automatically terminate in the event of its assignment.

11.	AMENDMENT OF THIS AGREEMENT

No provision of this Agreement may be changed, waived, discharged or terminated orally, and no amendment of this Agreement shall be effective until approved by the Board of Trustees, including a majority of the Trustees who are not interested persons of you or of the Trust, cast in person at a meeting called for the purpose of voting on such approval, and (if required under interpretations of the Act by the Securities and Exchange Commission or its staff) by vote of the holders of a majority of the outstanding voting securities of the Fund to which the amendment relates.

12.	LIMITATION OF LIABILITY TO TRUST PROPERTY

The term “Griffin Institutional Access Real Estate Fund” means and refers to the Trustees from time to time serving under the Trust’s Agreement and Declaration of Trust as the same may subsequently thereto have been, or subsequently hereto be, amended. It is expressly agreed that the obligations of the Trust hereunder shall not be binding upon any of Trustees, officers, employees, agents or nominees of the Trust, or any shareholders of any share of the Trust, personally, but bind only the trust property of the Trust (and only the property of the Fund), as provided in the Agreement and Declaration of Trust. The execution and delivery of this Agreement have been authorized by the Trustees and shareholders of the Fund and signed by officers of the Trust, acting as such, and neither such authorization by such Trustees and shareholders nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Trust (and only the property of the Fund) as provided in its Agreement and Declaration of Trust.

13.	SEVERABILITY

In the event any provision of this Agreement is determined to be void or unenforceable, such determination shall not affect the remainder of this Agreement, which shall continue to be in force.

14.	BOOKS AND RECORDS

In compliance with the requirements of Rule 3la-3 under the Act, you agree that all record which you maintain for the Trust are the property of the Trust and you agree to surrender promptly to the Trust such records upon the Trust’s request. You further agree to preserve for the periods prescribed by Rule 3la-2 under the Act all records which you maintain for the Trust that are required to be maintained by Rule 31a-1 under the Act.

15.	QUESTIONS OF INTERPRETATION
(a)	This Agreement shall be governed by the laws of the State of California.

(b) For the purpose of this Agreement, the terms “assignment,” “majority of the outstanding voting securities,” “control” and “interested person” shall have their respective meanings as defined in the Act and rules and regulations thereunder, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under the Act; and the term “brokerage and research services” shall have the meaning given in the Securities Exchange Act of 1934.

(c) Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Act shall be resolved by reference to such term or provision of the Act and to interpretation thereof, if any, by the United States courts or in the absence of any controlling decision of any such court, by the Securities and Exchange Commission or its staff. In addition, where the effect of a requirement of the Act, reflected in any provision of this Agreement, is revised by rule, regulation, order or interpretation of the Securities and Exchange Commission or its staff, such provision shall be deemed to incorporate the effect of such rule, regulation, order or interpretation.

16.	NOTICES

Any notices under this Agreement shall be in writing, addressed and delivered or mailed postage paid to the other party at such address as such other party may designate for the receipt of such notice. Until further notice to the other party, it is agreed that the address of the Trust is Griffin Capital Plaza, 1520 E. Grand Avenue, El Segundo, CA 90245.

17.	CONFIDENTIALITY

You agree to treat all records and other information relating to the Trust and the securities holdings of the Fund as confidential and shall not disclose any such records or information to any other person unless (i) the Board of Trustees of the Trust has approved the disclosure or (ii) such disclosure is compelled by law. In addition, you, and your officers, directors and employees are prohibited from receiving compensation or other consideration, for themselves or on behalf of the Fund, as a result of disclosing the Fund’s portfolio holdings. You agree that, consistent with your Code of Ethics, neither you nor your officers, directors or employees may engage in personal securities transactions based on nonpublic information about the Fund’s portfolio holdings.

18.	COUNTERPARTS

This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

19.	BINDING EFFECT

Each of the undersigned expressly warrants and represents that he has the full power and authority to sign this Agreement on behalf of the party indicated, and that his signature will operate to bind the party indicated to the foregoing terms.

20.	CAPTIONS

The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

If you are in agreement with the foregoing, please sign the form of acceptance on the accompanying counterpart of this letter and return such counterpart to the Trust, whereupon this letter shall become a binding contract upon the date thereof.

Yours very truly,

GRIFFIN INSTITUTIONAL ACCESS REAL ESTATE FUND

By:	/s/ [	]
Name:	[	]
Title:	[	]
Date:	[	]

ACCEPTANCE:

The foregoing Agreement is hereby accepted.

GRIFFIN CAPITAL ADVISOR, LLC
By:	/s/ [	]
Name:	[	]
Title:	[	]
Date:	[	]

ATTACHMENT B

FORM OF

INVESTMENT SUB-ADVISORY AGREEMENT
BY AND AMONG
GRIFFIN CAPITAL ADVISOR, LLC

 AND
CENTERSQUARE INVESTMENT MANAGEMENT LLC

THIS INVESTMENT SUB-ADVISORY AGREEMENT (this “Agreement”) is made and entered into this [      ], by and among Griffin Capital Advisor, LLC, a Delaware limited liability company (the “Adviser”) and CenterSquare Investment Management LLC, a Delaware limited liability company (the “Sub-Adviser”).

WHEREAS, the Adviser and the Sub-Adviser are investment advisers that are registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and engage in the business of providing investment management services;

WHEREAS, the Adviser has been retained to act as the investment adviser to Griffin Institutional Access Real Estate Fund (the “Fund”), a continuously offered, non-diversified, closed-end management investment company, registered under the Investment Company Act of 1940, as amended (the “1940 Act”), pursuant to an Investment Advisory Agreement, dated May 12, 2014 (the “Advisory Agreement”);

WHEREAS, Section 2 of the Advisory Agreement permits the Adviser, subject to the approval, supervision and direction of the Fund’s Board of Trustees (the “Board” or the “Trustees”), to delegate certain of its duties thereunder to other investment advisers, subject to the requirements of the 1940 Act; and

WHEREAS, the Adviser desires to retain the Sub-Adviser to assist it in fulfilling certain of its obligations under the Advisory Agreement, and the Sub-Adviser is willing to render such services subject to the terms and conditions set forth in this Agreement.

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the parties hereby agree as follows:

1.	Engagement and Obligations of Sub-Adviser.

(a)      Retention of Sub-Adviser. The Adviser hereby appoints and retains the Sub-Adviser to act as a sub-adviser to the Adviser and to provide the following services for the period and on the terms and conditions set forth in this Agreement.

(b)      Services. The Sub-Adviser agrees to perform the following services (the “Services”):

(i)	subject to the supervision of the Fund’s Trustees and the Adviser, the Sub-Adviser will provide a continuous investment program, subject to the investment policies and limitations of the Fund as the same may be revised from time to time, for the portion of the Fund’s portfolio allocated to the Sub-Adviser by the Adviser and make all decisions and determine the composition of the assets of such portion of the Fund’s portfolio, including determination of the purchase, retention, or sale of the securities, cash, and other investments contained in such portion of the Fund’s portfolio in Sub-Adviser’s full discretion;
(ii)	select brokers and dealers to execute the purchase and/or sale, consistent with the Sub-Adviser’s duty to seek “best execution” on behalf of the Fund, of portfolio securities for the portion of the Fund’s portfolio allocated to the Sub-Adviser;

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(iii)

provide the Adviser and the Fund with records concerning the Sub-Adviser’s activities under this Agreement, which the Adviser and the Fund are required to maintain under applicable law or regulation; and

(iv)	render regular reports to the Adviser and the Trustees concerning the Sub-Adviser’s discharge of the foregoing responsibilities.

The Sub-Adviser shall discharge the foregoing responsibilities subject to the control of the Trustees and officers of the Fund and in compliance with (i) such policies as the Trustees may from time to time establish; (ii) the Fund’s objectives, policies, and limitations as set forth in its prospectus (the “Prospectus”), as the same may be amended from time to time and provided to the Sub-Adviser; and (iii) with all applicable laws and regulations. All Services to be furnished by the Sub-Adviser under this Agreement may be furnished through the medium of any directors, officers or employees of the Sub-Adviser or through such other parties as the Sub-Adviser may determine from time to time.

(c)      Expenses and Personnel. The Sub-Adviser agrees, at its own expense or at the expense of one or more of its affiliates, to render the Services and to provide the office space, furnishings, equipment and personnel as may be reasonably required to perform the Services on the terms and for the compensation provided herein.

(d)      Books and Records. All books and records prepared and maintained by the Sub-Adviser for the Adviser and/or the Fund under this Agreement shall be the property of the Adviser and/or the Fund and, upon request therefor, the Sub-Adviser shall surrender to the appropriate party such of the books and records so requested, however, the Sub-Adviser will be permitted to keep copies of any such books and records as required by the Advisers Act.

2.	Compensation.

The Adviser will pay to the Sub-Adviser an investment advisory fee (the “Fee”) equal to an annualized rate of the average daily net assets of the Fund as set forth in Schedule A. The Fee shall be calculated as of the last business day of each month based upon the average daily net assets of the Fund determined in the manner described in the Fund’s Prospectus and/or Statement of Additional Information, and shall be paid to the Sub-Adviser by the Adviser on a quarterly basis within a specified period of time at the conclusion of each quarter as agreed to between the Adviser and Sub-Adviser. The Fund will not pay a direct fee to the Sub-Adviser. The payment of the Fee contemplated hereunder, as between the Adviser and the Fund, shall be the responsibility of the Adviser.

3.	Status of Investment Sub-Adviser.

The services of the Sub-Adviser to the Adviser, and the Fund are not to be deemed exclusive, and the Sub-Adviser shall be free to render similar services to others (including, without limitation, any other registered investment management company, or series thereof) so long as its Services to the Fund are not impaired thereby. The Sub-Adviser shall be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Adviser or the Fund in any way or otherwise be deemed an agent of the Adviser or the Fund. Nothing in this Agreement shall limit or restrict the right of any director, officer or employee of the Sub-Adviser, who may also be a trustee, officer or employee of the Adviser or the Fund, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature.

4.	Permissible Interests.

Trustees, agents, and stockholders of the Fund and the Adviser are or may be interested in the Sub-Adviser (or any successor thereof) as directors, partners, officers, or stockholders, or otherwise; and directors, partners, officers, agents, and stockholders of the Sub-Adviser are or may be interested in the Adviser or the Fund as trustees, directors, officers, stockholders or otherwise; and the Sub-Adviser (or any successor) is or may be interested in the Adviser or the Fund as a stockholder or otherwise.

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5.	Limits of Liability; Indemnification.

The Sub-Adviser assumes no responsibility under this Agreement other than to render the Services called for hereunder. The Sub-Adviser shall not be liable for any error of judgment or for any loss suffered by the Adviser or the Fund in connection with the matters to which this Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of, or from reckless disregard by it of its obligations and duties under, this Agreement. It is agreed that the Sub-Adviser shall have no responsibility or liability for the accuracy or completeness of the Fund’s registration statement under the 1940 Act or the Securities Act of 1933, as amended (the “1933 Act”), except for information supplied by the Sub-Adviser for inclusion therein.

The Sub-Adviser will indemnify the Adviser and its directors, members, partners, officers, employees and agents (the “Adviser Parties”) against and hold the Adviser Parties harmless from any and all losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses) arising from any claim, demand, action or suit which results from the Sub-Adviser Parties’ (as such term is defined immediately below) willful misfeasance, bad faith, gross negligence or reckless disregard of the Sub-Adviser’s obligations and duties under this Agreement.

The Adviser will indemnify the Sub-Adviser and its directors, members, partners, officers, employees and agents (the “Sub-Adviser Parties”) against and hold the Sub-Adviser Parties harmless from any and all losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses) arising from any claim, demand, action or suit which results from the Adviser Parties’ willful misfeasance, bad faith, gross negligence or reckless disregard of the Adviser’s obligations and duties under this Agreement

6.	Duration and Termination of Agreement.

This Agreement shall become effective with respect to the Fund immediately upon the later of approval by a majority of the Trustees who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of the Fund (the “Independent Trustees”) and, if required by applicable law, by a vote of a majority of the outstanding voting securities of the Fund. This Agreement shall remain in effect for an initial term of two years from the date of its effectiveness, and from year to year thereafter provided such continuance is approved at least annually by the vote of a majority of the Independent Trustees, which vote must be cast in person at a meeting called for the purpose of voting on such approval; provided, however, this Agreement may be terminated at any time on at least 60 days prior written notice to the Sub-Adviser, without the payment of any penalty, (i) by vote of the Trustees or (ii) by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund; and provided, further, that this Agreement may be terminated at any time by the Adviser, on at least 60 days prior written notice to the Sub-Adviser, and subject to certain termination conditions as agreed to between the Adviser and Sub-Adviser. The Sub-Adviser may terminate this Agreement at any time, without the payment of any penalty, on at least 60 days prior written notice to the Adviser and the Fund. This Agreement will automatically and immediately terminate in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Advisory Agreement.

7.	Amendments.

No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved by vote of the holders of a majority of the Fund’s outstanding voting securities.

8.	Entire Agreement; Governing Law.

This Agreement by and between the Sub-Adviser and the Adviser contains the entire agreement of the parties and supersedes all prior agreements, understandings and arrangements with respect to the subject matter hereof. Notwithstanding the place where this Agreement may be executed by any of the parties hereto, this Agreement shall be construed in accordance with, and governed by, the substantive laws of the State of Delaware, without regard to the principles of the conflict of laws or the choice of laws.

9.	Regulatory Reporting.

The Adviser hereby acknowledges that (a) it has received a copy of the Sub-Adviser’s Brochure and Brochure Supplement (Form ADV Part 2A and 2B), and (b) consents to receive the Sub-Adviser’s Form ADV Part 2A and 2B and other regulatory reporting via e-mail.

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10.	Representations and Warranties.

(a)      Representations and Warranties of the Sub-Adviser. The Sub-Adviser hereby represents and warrants to the Adviser and the Fund as follows: (i) the Sub-Adviser is a limited liability company duly organized and in good standing under the laws of the State of Delaware and is fully authorized to enter into this Agreement and carry out its duties and obligations hereunder; and (ii) the Sub-Adviser is registered as an investment adviser with the U.S. Securities and Exchange Commission (the “SEC”) under the Advisers Act, and shall maintain such registration in effect at all times during the term of this Agreement.

(b)     Representations and Warranties of the Adviser. The Adviser hereby represents and warrants to the Sub-Adviser as follows: (i) the Adviser is a limited liability company duly organized and in good standing under the laws of the State of Delaware and is fully authorized to enter into this Agreement and carry out its duties and obligations hereunder; and (ii) the Adviser is registered as an investment adviser with the SEC under the Advisers Act, and shall maintain such registration in effect at all times during the term of this Agreement.

11.	Severability.

If any provision of this Agreement shall be declared illegal, invalid, or unenforceable in any jurisdiction by a court decision, statute, rule or otherwise, then such provision shall be deemed to be severable from this Agreement (to the extent permitted by law) and in any event such illegality, invalidity or unenforceability shall not affect the remainder hereof.

12.	Notice.

Notices of any kind to be given to the Adviser hereunder by the Sub-Adviser shall be in writing and shall be duly given if mailed or delivered to 1520 E. Grand Avenue, El Segundo, CA 90245, or to such other address or to such individual as shall be so specified by the Adviser to the Sub-Adviser. Notices of any kind to be given to the Sub-Adviser hereunder by the Adviser shall be in writing and shall be duly given if mailed or delivered to 630 West Germantown Pike, Suite 300, Plymouth Meeting, Pennsylvania 19462 or at such other address or to such individual as shall be so specified by the Sub-Adviser to the Adviser. Notices of any kind to be given to the Fund hereunder by the Sub-Adviser shall be in writing and shall be duly given if mailed or delivered to the Griffin Institutional Access Real Estate Fund, Griffin Capital Plaza, 1520 E. Grand Avenue, El Segundo, CA 90245, Attn: Secretary, or to such other address or to such individual as shall be so specified by the Fund to the Sub-Adviser. Notices shall be effective upon delivery.

13.	Notice of Certain Changes in Sub-Adviser.

The Sub-Adviser is hereby obligated to promptly notify the Fund and Adviser if there is a material change in the Sub-Adviser’s senior executive personnel, within a reasonable time after such change takes place. With respect to any transaction involving the sale of the voting securities of the Sub-Adviser or other corporate event that may be deemed to cause an “Assignment,” as such term is defined in Section 2(a)(4) of the 1940 Act, of this Agreement, the Sub-Adviser shall notify the Adviser prior to the consummation of any such event in order for the Adviser to determine whether or not the approval of Fund shareholders is required for the continuation of this Agreement. To the extent that Fund shareholder approval is required for the continuation of this Agreement solely as a result of any such transaction or corporate event, the costs (not to exceed $25,000 per solicitation) of any such solicitation shall be borne by the Sub-Adviser.

14.	Counterparts.

This Agreement may be executed in any number of counterpart signature pages (including facsimile counterparts), each of which shall be deemed an original, and all of which, when taken together, shall constitute one and the same instrument.

[Remainder of page intentionally left blank; Signature page to follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed on the date above written.

GRIFFIN CAPITAL ADVISOR, LLC

By:
Name:
Title:

CENTERSQUARE INVESTMENT MANAGEMENT LLC

By:
Name:
Title:

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Schedule A

Fee Schedule until assets under Sub-Adviser management reach $25 million

0.65% of the Fund’s assets managed by the Sub-Adviser until such assets reach $50 million

0.50% of the Fund’s assets managed by the Sub-Adviser until such assets reach $100 million

0.45% of the Fund’s assets managed by the Sub-Adviser once such assets exceed $100 million

Fee Schedule once assets under Sub-Adviser management exceed $25 million

0.50% of the Fund’s assets managed by the Sub-Adviser until such assets reach $50 million

0.45% of the Fund’s assets managed by the Sub-Adviser until such assets reach $100 million

0.40% of the Fund’s assets managed by the Sub-Adviser until such assets reach $150 million

0.35% of the Fund’s assets managed by the Sub-Adviser once such assets exceed $150 million

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Exhibit A

Brokerage Placement Policy of the Sub-Adviser

It is the Sub-Adviser’s general policy in selecting a broker to effect a particular transaction to seek to obtain “best execution,” which means prompt and efficient execution of the transaction at the best obtainable price and taking into account all relevant factors and considerations of the specific transaction, with payment of commissions which are reasonable in relation to the value of the brokerage services provided by the broker. Consistent with this policy, and when selecting a broker the Sub-Adviser will take relevant factors into consideration, including, but not limited to: the best price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and research and research support provided by the broker-dealer. The Adviser shall have discretion to effect investment transactions for the Fund through broker-dealers (including, to the extent permissible under applicable law, broker-dealer affiliates) who provide brokerage and/or research services, as such services are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), and as interpreted by the SEC, and to cause the Account to pay any such broker-dealers an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Sub-Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage or research services provided by such broker-dealer, viewed in terms of either that particular investment transaction or the Sub-Adviser’s overall responsibilities with respect to the Fund and other client accounts to which the Sub-Adviser exercises investment discretion (as such term is defined in Section 3(a)(35) of the 1934 Act).

If the Sub-Adviser decides to purchase or sell the same securities for the Fund and other clients in a similar investment strategy or mandate as determined by the Sub-Adviser, the Sub-Adviser may combine orders to allow for lower commission rates or other transaction charges. Under this trade aggregation, the Fund will receive the average price and transaction cost negotiated for the combined order and will allocate securities to the Fund in proportion to the size of the order placed for the Fund and other clients in the same strategy or mandate. The Fund’s Trade Allocation Procedures are disclosed in Form ADV Part 2.

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ATTACHMENT C

FORM OF

INVESTMENT SUB-ADVISORY AGREEMENT
BY AND AMONG
GRIFFIN CAPITAL ADVISOR, LLC

 AND
AON INVESTMENTS USA INC.

This Investment Sub-Advisory Agreement (the “Agreement”) is made and entered into as of [       ], by and between Griffin Capital Advisor, LLC, a California limited liability company (the “Advisor”), and Aon Investments USA Inc., an Illinois corporation (the “Sub-Advisor”).

WHEREAS, the Advisor acts as the investment advisor to the Griffin Institutional Access Real Estate Fund (“Fund”), a Delaware statutory trust (“Trust”), pursuant to the terms of that certain Investment Advisory Agreement, dated [    ], between the Advisor and the Trust (the “Advisory Agreement”);

WHEREAS, the Trust is a closed-end management investment company registered as such under the provisions of the Investment Company Act of 1940, as amended (the “Act”);

WHEREAS, the Fund has elected to that has elected to operate as an interval fund pursuant to Rule 23c3-3 of the Act;

WHEREAS, each of the Advisor and Sub-Advisor is registered as an investment advisor under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and engages in the business of asset management; and

WHEREAS, the Advisor, subject to the approval of the Board of Trustees of the Trust (the “Trustees”), desires to retain the Sub-Advisor to assist the Advisor in rendering certain investment management services to the Fund, and the Sub-Advisor desires to render such services.

NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

1. Engagement and Obligations of Sub-Advisor. The Advisor hereby appoints and retains the Sub-Advisor to act as a sub-advisor to the Advisor and to provide the following services for the period and on the terms and conditions set forth in this Agreement.

(a) Services. The Sub-Advisor agrees to perform the services described in Schedule 1 (the “Services”). Both parties acknowledge that Sub-Advisor will not have power to effect transactions for the Advisor. Sub-Advisor will not have investment discretion or have custody or control with respect to the Advisor, Fund, or Trust. Advisor acknowledges that Sub-Advisor’s Services, including but not limited to its investment advice and recommendations, are non-discretionary.

The Sub-Advisor shall discharge the responsibilities described hereunder subject to the control of the Trustees and officers of the Trust and in compliance with (i) such policies as the Trustees may from time to time establish; (ii) the Fund’s objectives, policies, and limitations as set forth in its prospectus (“Prospectus”) and statement of additional information (“Statement of Additional Information”), as the same may be amended from time to time; and (iii) with all applicable laws and regulations. All Services to be furnished by the Sub-Advisor under this Agreement may be furnished through the medium of any directors, officers or employees of the Sub-Advisor or through such other parties as the Sub-Advisor may determine from time to time.

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(b) Expenses and Personnel. The Sub-Advisor agrees, at its own expense or at the expense of one or more of its affiliates, to render the Services and to provide the office space, furnishings, equipment and personnel as may be reasonably required to perform the Services on the terms and for the compensation provided herein.

(c) Ownership and Control of Data, Work Product and Books and Records. Sub-Advisor has created, acquired or otherwise has rights in, and may, in connection with the performance of Services hereunder, employ, provide, modify, create, acquire or otherwise obtain rights in, various concepts, ideas, methods, methodologies, procedures, processes, know-how, and techniques (including, without limitation, function, process, system and data models); templates; software systems, user interfaces and screen designs; general purpose consulting and software tools; websites; data, documentation, and proprietary information and processes (“Sub-Advisor IP”).

(i) Except as provided below, upon full and final payment to Sub-Advisor, any reports, information and other deliverables to be provided to Advisor in connection with the Services (“Deliverables”), shall become the property of Advisor. To the extent that any Sub-Advisor IP is contained in any of the Deliverables, Sub-Advisor hereby grants to Advisor a perpetual, worldwide, paid-up, royalty-free, nonexclusive license to use such Sub-Advisor IP in connection with the Deliverables.

(ii) To the extent that Sub-Advisor utilizes any of its property, including, without limitation, the Sub-Advisor IP, in connection with the performance of Services, such property shall remain the property of Sub-Advisor and, except for the license expressly granted in the preceding paragraph, Advisor shall acquire no right or interest in such property.

(iii) Advisor will honor Sub-Advisor copyrights, patents, and trademarks relating to Services, Deliverables and Sub-Advisor IP, and will not use Sub-Advisor’s name, patents or trademarks without Sub-Advisor’s prior written consent. For the avoidance of doubt, no advertising or marketing materials, including but not limited to the Fund’s prospectus, regulatory filings, and promotional information which contains the name or any reference to Sub-Advisor may be distributed without the prior written consent of Sub-Advisor.

(iv) Sub-Advisor acknowledges and agrees that all right, title and interest in and to any programs, systems, data, information and other materials furnished to Sub-Advisor by Advisor hereunder are and shall remain Advisor’s sole and exclusive property.

(v) Nothing contained in this Agreement will prohibit Sub-Advisor from using any of its general knowledge or knowledge acquired under this Agreement to perform similar services for others.

(vi) All books and records prepared and maintained by the Sub-Advisor specifically for the Advisor and/or the Trust and the Fund under this Agreement shall be the property of the Advisor and/or the Trust and the Fund and, upon request therefor, the Sub-Advisor shall surrender to the appropriate party such of the books and records so requested.

2. Compensation of the Sub-Advisor. The Advisor will pay to the Sub-Advisor an investment advisory fee (the “Fee”) as described in Schedule2.he Fee shall be calculated as of the last business day of each month based upon the average daily net assets of the Fund determined in the manner described in the Fund’s Prospectus and/or Statement of Additional Information, and shall be paid to the Sub-Advisor by the Advisor on a quarterly basis within a specified period of time at the conclusion of each quarter as agreed to between the Advisor and Sub-Advisor. The Fund will not pay a direct fee to the Sub-Advisor.

3. Status of Investment Sub-Advisor. The services of the Sub-Advisor to the Advisor, the Trust and the Fund are not to be deemed exclusive, and the Sub-Advisor shall be free to render similar services to others (including, without limitation, any other registered investment management company, or series thereof) so long as its Services to the Trust and the Fund are not impaired thereby. The Sub-Advisor shall be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Advisor, the Trust or the Fund in any way or otherwise be deemed an agent of the Advisor, the Trust or the Fund. Nothing in this Agreement shall limit or restrict the right of any director, officer or employee of the Sub-Advisor, who may also be a trustee, officer or employee of the Advisor or the Trust, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature.

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4. Permissible Interests. Trustees, agents, and stockholders of the Trust and the Advisor are or may be interested in the Sub-Advisor (or any successor thereof) as directors, partners, officers, or stockholders, or otherwise; and directors, partners, officers, agents, and stockholders of the Sub-Advisor are or may be interested in the Advisor or the Trust as trustees, directors, officers, stockholders or otherwise; and the Sub-Advisor (or any successor) is or may be interested in the Advisor or the Trust as a stockholder or otherwise.

5. Confidentiality. Each party agrees that it shall hold in strict confidence all data and information obtained from another party hereto or the Fund and/or Trust (unless such information is or becomes readily ascertainable from public or published information or trade sources other than through a breach of this Section 5) other than to its affiliates and any other party performing functions for the Fund and/or Trust and shall ensure that its officers, employees and authorized representatives do not disclose such information to others without the prior written consent of the party from whom it was obtained, unless such disclosure is required by a court with competent jurisdiction, the SEC, other regulatory or official body with applicable jurisdiction, the Fund’s/Trust’s independent registered public accounting firm, the Fund’s/Trust’s Board of Trustees, or in the opinion of its counsel, applicable law, including, but not limited to, applicable provisions of the Act or the requirements and guidelines applicable to Form N-2.

6. Limits of Liability; Indemnification. The Sub-Advisor assumes no responsibility under this Agreement other than to render the Services called for hereunder. The Sub-Advisor shall not be liable for any error of judgment or for any loss suffered by the Advisor, the Trust or the Fund in connection with the matters to which this Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the Act) or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of, or from reckless disregard by it of its obligations and duties under, this Agreement. It is agreed that the Sub-Advisor shall have no responsibility or liability for the accuracy or completeness of the Trust’s registration statement under the Act or the Securities Act of 1933, as amended (“1933 Act”), except for information supplied by the Sub-Advisor for inclusion therein.

The Sub-Advisor will indemnify the Advisor and its directors, members, partners, officers, employees and agents (“Advisor Parties”) against and hold the Advisor Parties harmless from any and all losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses) arising from any claim, demand, action or suit which results from the Sub-Advisor Parties’ (as such term is defined immediately below) willful misfeasance, bad faith, gross negligence or reckless disregard of the Sub-Advisor’s obligations and duties under this Agreement.

The Advisor will indemnify the Sub-Advisor and its directors, members, partners, officers, employees and agents (“Sub-Advisor Parties”) against and hold the Sub-Advisor Parties harmless from any and all losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses) arising from any claim (including third party claims), demand, action or suit which results from the Advisor Parties’ willful misfeasance, bad faith, gross negligence or reckless disregard of the Advisor’s obligations and duties under this Agreement.

Both parties acknowledge that applicable provisions of federal and state securities laws (and other non-waiveable provisions of certain state and federal laws), may impose liabilities under certain circumstances on persons who act in good faith; therefore nothing contained in this Agreement shall constitute a waiver or limitation of liability that either party, or rights that either party may have under such laws.

In no event will any party be liable to the other party for indirect, incidental, special, consequential, exemplary, reliance or punitive damages (including loss of profits, data, business or goodwill, or government fines, penalties, taxes or filing fees), arising out of the Services, regardless of whether either party is advised of the likelihood of such damages.

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7. Term. This Agreement shall remain in effect for an initial term of two years from the date the Fund commences operations, and from year to year thereafter provided such continuance is approved at least annually by the vote of a majority of the trustees of the Trust who are not “interested persons” (as defined in the Act) of the Trust, which vote must be cast in person at a meeting called for the purpose of voting on such approval; provided, however, this Agreement may be terminated at any time on at least 60 days prior written notice to the Sub-Advisor, without the payment of any penalty, (i) by vote of the Trustees or (ii) by vote of a majority of the outstanding voting securities (as defined in the Act) of the Fund; and provided, further, that this Agreement may be terminated at any time by the Advisor, on at least 60 days prior written notice to the Sub-Advisor, and subject to certain termination conditions as agreed to between the Advisor and Sub-Advisor. The Sub-Advisor may terminate this Agreement at any time, without the payment of any penalty, on at least 60 days prior written notice to the Advisor and the Trust. This Agreement will automatically and immediately terminate in the event of its assignment (as defined in the Act) or upon the termination of the Advisory Agreement.

8. Amendments. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved by vote of the holders of a majority of the Trust’s outstanding voting securities.

9. Applicable Law. This Agreement shall be construed in accordance with, and governed by, the substantive laws of the State of Delaware, without regard to the principles of the conflict of laws or the choice of laws.

10. Representations and Warranties.

(a) Representations and Warranties of the Sub-Advisor. The Sub-Advisor hereby represents and warrants to the Advisor and the Trust as follows: (i) the Sub-Advisor is a corporation duly organized and in good standing under the laws of the State of Illinois and is fully authorized to enter into this Agreement and carry out its duties and obligations hereunder; and (ii) the Sub-Advisor is registered as an investment advisor with the Securities and Exchange Commission (“SEC”) under the Advisers Act, and shall maintain such registration in effect at all times during the term of this Agreement. The Sub-Advisor represents that it will immediately notify Advisor as to any changes in its registration status or otherwise legal authority to act in the capacity as an investment adviser. The Sub-Advisor represents and warrants that it has financial resources, personnel and organizational means necessary to perform its obligations, including any liability and indemnification contemplated in Section 6, under this Agreement.

Sub-Advisor acknowledges receipt of Advisor’s Form ADV.

Services shall be in compliance with the provisions of the Agreement, the Act, the Advisers Act, and other applicable state and federal laws applicable to investment advisers.

In providing the Services, Sub-Advisor will provide no services, information or guidance with respect to the securities of any individual company, including the securities of Advisor. Sub-Advisor shall not provide any accounting or legal advice.

(b) Representations and Warranties of the Advisor. The Advisor hereby represents and warrants to the Sub-Advisor as follows: (i) the Advisor is a limited liability company duly organized and in good standing under the laws of the State of Delaware and is fully authorized to enter into this Agreement and carry out its duties and obligations hereunder; and (ii) the Advisor is registered as an investment advisor with the SEC under the Advisers Act, and shall maintain such registration in effect at all times during the term of this Agreement. The Advisor represents that it will immediately notify Sub-Advisor as to any changes in its registration status or otherwise legal authority to act in the capacity as an investment adviser to its investors. The Advisor represents and warrants that it has financial resources, personnel and organizational means necessary to perform its obligations, including any liability and indemnification contemplated in Section 6, under this Agreement.

Advisor acknowledges receipt of Sub-Advisor’s Form ADV Part 2A and appropriate 2Bs, which serves as Sub-Advisor’s brochure under the Advisers Act.

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Advisor acknowledges that Sub-Advisor renders investment advisory services for clients other than Advisor. Advisor understands that Sub-Advisor may give advice and take action in performing its duties to other clients that may differ from advice or the timing or nature of action with respect to the Advisor.

Advisor further acknowledges that Sub-Advisor cannot predict future activity in the financial markets and that the performance of investment managers retained by the Advisor are subject to various market, currency, economic, political and business risks, and that investment decisions made by these managers may not always be profitable. Thus, there can be no assurance as to any specific level of investment performance of any strategy that Sub-Advisor may recommend.

11. Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby and, to this extent, the provisions of this Agreement shall be deemed to be severable.

12. Notice. Notices of any kind to be given to the Advisor hereunder by the Sub-Advisor shall be in writing and shall be duly given if mailed or delivered to Griffin Capital Advisor, LLC, [  ] Attn: General Counsel or to such other address or to such individual as shall be so specified by the Advisor to the Sub-Advisor. Notices of any kind to be given to the Sub-Advisor hereunder by the Advisor shall be in writing and shall be duly given if mailed or delivered to Aon Investments USA Inc. [    ] Attn: General Counsel, or at such other address or to such individual as shall be so specified by the Sub-Advisor to the Advisor. Notices of any kind to be given to the Trust hereunder by the Sub-Advisor shall be in writing and shall be duly given if mailed or delivered to Griffin Capital Advisor, LLC, [  ] Attn: General Counsel, with a copy to [   ] or to such other address or to such individual as shall be so specified by the Trust to the Sub-Advisor. Notices shall be effective upon delivery.

13. Notice of Certain Changes in Sub-Advisor. The Sub-Advisor is hereby obligated to promptly notify the Trust and Advisor if there is a material change in the Sub-Advisor’s senior executive personnel, within a reasonable time after such change takes place. With respect to any transaction involving the sale of the voting securities of the Sub-Advisor or other corporate event that may be deemed to cause an “Assignment,” as such term is defined in Section 2(a)(4) of the Act, of this Agreement, the Sub-Advisor shall notify the Advisor prior to the consummation of any such event in order for the Advisor to determine whether or not the approval of Fund shareholders is required for the continuation of this Agreement. To the extent that Fund shareholder approval is required for the continuation of this Agreement solely as a result of any such transaction or corporate event, the costs of any such solicitation shall be borne by the Sub-Advisor.

14. Counterparts. This Agreement may be executed in any number of counterpart signature pages (including facsimile counterparts), each of which shall be deemed an original, and all of which, when taken together, shall constitute one and the same instrument.

[Remainder of page left intentionally blank]

[Signature pages follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and the year first written above.

GRIFFIN CAPITAL ADVISOR, LLC	AON INVESTMENTS USA INC.

/s/ [ ]	/s/ [ ]
By: [ ]	By: [ ]
Title: [ ]	Title: [ ]

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Schedule 1 to Investment Sub-Advisory Agreement by and between [            ] and its affiliates (“Client”) and Aon Investments USA Inc. (“Aon”) dated [           ] (the “Agreement”)

I.	Description of Services

●	Real Estate Investment Manager Evaluation and Selection

—	Assist Client in evaluating and selecting real estate investment managers.

—	Assist the Client in its contract negotiations with selected institutional private real estate funds, including minimum investment hurdles, fees, commissions, redemption policies, etc.

—	Provide the following investment manager evaluation and selection services:

¡	Identify preliminary investment manager candidates favorably evaluated by Aon.

¡	Evaluate preliminary investment manager candidates based upon Client’s objectives and selection criteria including fund terms, minimum investment hurdles, fees, commissions, redemptions policies, etc.

¡	Recommend investment manager candidates for the Griffin Institutional Real Estate Access Fund (the “Fund”).

¡	Prepare / provide due diligence materials on recommended investment manager candidates (e.g., organization, staff, investment approach, performance, portfolio characteristics, etc.).

¡	Meet with Client periodically and as agreed to by both parties, to discuss suggested investment manager candidates.

¡	Meet with Client’s Investment Committee, as needed and mutually agreed upon by both parties

¡	Meet with the Trust’s Board of Trustees at its quarterly meetings.

—	Assist the Client in evaluating and selecting new or replacement investment managers on an ongoing basis, as necessary.

—	Prepare source document materials for Client’s investment committee presentations including:

¡	Organization

¡	Staff

¡	Investment approach

¡	Performance

¡	Portfolio characteristics

¡	Property level details

¡	Estimated fund capacity

¡	Leverage (both fund and property level)

¡	Complete fee breakdown chart

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¡	Manager co-investment

¡	Exit/redemption policy

¡	Valuation policy

—	Participate on scheduled Client investment committee calls.

●	Asset Allocation and Portfolio Construction

—	Meet with Client to discuss the construction of a model portfolio for the Fund and review portfolio construction, as needed.

—	Recommend asset allocation of advised capital among investment managers selected at predetermined time periods and/or break points.

—	Recommend asset allocations to the recommended real estate managers, as asset flows dictate, to construct a portfolio that meets the Fund’s investment objectives.

—	Assist Client in identifying fixed income managers to invest any liquid assets that are not being held in money market accounts.

●	Ongoing Monitoring and Management

—	Ongoing due diligence and oversight of the underlying real estate investment managers held by the Fund which Aon has provided advisory services

—	Quarterly portfolio management meetings between Aon and Client including specific buy/sell investment manager recommendations. Monitor in-flows/outflows of private real estate investment funds

—	Monitor status of redemption queues for private real estate investment funds

—	Monitor status of entry queues for private real estate investment funds

—	Annual written update report on any and all underlying funds recommended by Aon

—	Ad-hoc meetings and calls as market conditions change or issues arise

—	Annual meetings, which may be more frequent as agreed to by both parties, with the Fund’s public sub-advisor(s), Aon and Client. Aon may participate in any communication or meeting with the public subadvisor(s).

●	Marketing and Distribution Support

—	Collaborate with Client to customize marketing collateral

—	Provide branding, messaging and process content with regard to its role as a sub-advisor to the Fund as needed, for marketing materials

—	Provide Aon’s thought leadership white papers, research reports and market commentary

—	Participate in Client conferences and due diligence events

—	Provide account and field sales support coverage, as needed

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●	Additional Support

—	Aon will provide, on a timely basis, information required from Aon as a sub-advisor to the Client and the Fund to facilitate the Fund’s SEC and other regulatory filings.

—	Aon will provide the Advisor and the Trust with records concerning the Sub-Advisor’s activities under this Agreement which the Trust and the Fund are required to maintain.

—	Aon will render regular reports to the Advisor and the Trustees concerning the Sub-Advisor’s discharge of the foregoing responsibilities.

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Schedule 2 to Investment Sub-Advisory Agreement by and between [         ] and its affiliates (“Client”) and Aon Investments USA Inc. (“Aon”) dated [           ] (the “Agreement”)

Fees and Other Payment Terms:

●	Client shall pay Aon the following asset-based fees based on assets under advisement:

Asset Based Fee	Aon-Advised Assets of the Griffin Institutional Real Estate Access Fund
15 basis points (0.15%)	$0 - $500,000,000
12.5 basis points (0.125%)	$500,000,000 - $750,000,000
10 basis points (0.10%)	$750,000,000 - $1,000,000,000
7 basis points (0.07%)	$1,000,000,000+

—	Fees are due and payable within 30 days of the invoice receipt date. Interest at 9% per year will accrue after the invoice date until payment is received. Invoices will be submitted to Client on a quarterly basis in arrears.

—	Aon shall receive the greater of the quarterly asset-based fee or a quarterly fixed fee based on a $150,000 annual minimum.

Aon Investments USA Inc.		[ ]

By:	/s/ [ ]	By:	/s/ [ ]
Title:	[ ]	Title:	[ ]
Date:	[ ]	Date:	[ ]

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GRIFFIN
INSTITUTIONAL ACCESS
REAL ESTATE FUND
GRIFFIN INSTITUTIONAL ACCESS REAL ESTATE FUND
C/O DST SYSTEMS, INC.
430 W. 7TH STREET
KANSAS CITY, MO 64105

SCAN TO
VIEW MATERIALS & VOTE

To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website **www.proxyvote.com or scan the QR Barcode above**
3) Follow the instructions provided on the website.
4) To attend and vote at the meeting, please register by going to Virtual Shareholder Meeting at https://viewproxy.com/Griffin/broadridgevsm/

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call **1-800-690-6903**
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate boxes on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D64808-S40502

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

GRIFFIN INSTITUTIONAL ACCESS REAL ESTATE FUND

The Board of Trustees recommends you vote FOR the following proposals:	**For**	**Against**	**Abstain**
1. To approve a new Management Agreement between the Fund and Griffin Capital Advisor, LLC.	☐	☐	☐
2. To approve a new Investment Sub-Advisory Agreement for the Fund between Griffin Capital Advisor, LLC and CenterSquare Investment Management LLC.	☐	☐	☐
3. To approve a new Investment Sub-Advisory Agreement for the Fund between Griffin Capital Advisor, LLC and Aon Investments USA Inc.	☐	☐	☐
4. To transact such other business as may properly come before the Special Meeting or any adjournments or postponements thereof.			

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

D64809-S40502

GRIFFIN INSTITUTIONAL ACCESS REAL ESTATE FUND
Special Meeting of Shareholders
March 15, 2022 10:00 AM Pacific Time
This proxy is solicited by the Board of Trustees

The undersigned shareholder(s) of Griffin Institutional Access Real Estate Fund hereby appoint(s) Ryan Del Giudice as a proxy for the undersigned, with full power of substitution, to attend the Special Meeting of Shareholders of Griffin Institutional Access Real Estate Fund to be held on March 15, 2022 at 10:00 a.m., Pacific Time, virtually via live webcast at https://viewproxy.com/Griffin/broadridgevsm/, and any and all adjournments and postponements thereof, to cast, on behalf of the undersigned, all votes that the undersigned is entitled to cast, and otherwise to represent the undersigned, at such meeting and all adjournments and postponements thereof, with all power possessed by the undersigned as if personally present and to vote in their discretion on such other matters as may properly come before the Meeting. The undersigned hereby acknowledge(s) receipt of the Notice of Special Meeting of Shareholders and of the accompanying proxy statement, which is hereby incorporated by reference, and revokes any proxy heretofore given with respect to such Meeting.

This proxy is solicited on behalf of the Griffin Institutional Access Real Estate Fund's Board of Trustees. In their discretion, the proxy is authorized to vote upon such other business as may properly come before the Special Meeting, including matters incident to its conduct.

Continued and to be signed on reverse side